UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Michael W. Stockton

American Balanced Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Find balance that is
actively achieved and
maintained over time.

Special feature page 6

American Balanced Fund® Annual report for the year ended December 31, 2014

American Balanced Fund seeks conservation of capital, current income, and long-term growth of both capital and income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.40%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.41%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	We take an active hand in maintaining a balance of growth and stability.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

In a market environment that favored equities over fixed-income securities, American Balanced Fund gained 8.85% for the 12-month period ended December 31, 2014, exceeding the 7.21% return of the Lipper Balanced Funds Index. American Balanced Fund’s returns for the past three-, five- and 10-year periods were 14.80%, 12.17% and 6.97% — all outpacing the Lipper index returns of 11.78%, 9.50% and 6.01%, respectively. Looking at the bigger, long-term picture, over the near-40 years that Capital Research and Management Company has managed the fund, American Balanced Fund realized an average annual total return of 10.94%, compared with 10.07% for the Lipper index.

In short, fund investors seeking to increase their wealth — prudently, over time, through a balanced approach —historically have been rewarded as the fund has invested primarily in blue-chip equities and investment-grade (rated BBB/Baa and above) fixed-income securities with a U.S. emphasis.

For many investors, their introduction to American Balanced Fund has been through their employer’s retirement plan. In 2014, the fund continued to help Americans prepare for retirement as one of the most widely used balanced funds in defined benefit 401(k)s, with over $16.3 billion in participant contributions, according to Pensions & Investments (September 2014).

2014 market review

The U.S. economy started the year on shaky ground, due to an unusually harsh winter. As temperatures rose, the equity markets picked up steam — soon at record-breaking levels — extending one of the longest-running bull markets in history. The unmanaged Standard & Poor’s 500 Composite Index climbed above 2,000 for the first time ever, as it gained 13.66% for the year, with dividends reinvested. The Dow Jones Industrial Average surpassed the 18,000 mark during the year and ended 2014 with a 10.02% annual gain, with dividends reinvested.

Investors, it seems, were encouraged by the U.S. economy’s gradual improvement, high corporate profits and attractive stock valuations compared to fixed-income securities.

Uncertainty about interest rates and how they would affect investments had investors taking a cautious approach to fixed-income markets through much of 2014. Month after month, many investors expected rates to go up but, in fact, they continued to do the exact opposite. This can be attributed to economic weakness in the rest of the world, rising geopolitical risks and a lower-than-anticipated level of inflation. Finally, in mid-December, the Fed shifted its position on the timing of future interest rate hikes. That day, there was a 288-point gain (+1.69%) in the Dow Jones Industrial Average. The next day, the Dow was up 421 points (+2.43%), its best day of the year.

Despite concerns investors may have about interest rates, a sound fixed-income investment strategy can provide current income and potentially mitigate volatility associated with equity investing. Furthermore, the very strong U.S. equity

American Balanced Fund	1

We’ve made a conscious effort to adjust the equity portion of American Balanced Fund from 74%, where it started the year, to 67% to help protect gains our investors were able to make in 2014.

results of the past few years and the associated rise in valuations argues for a more cautious equity investment position. To that end, we’ve made a conscious effort to adjust the equity portion of American Balanced Fund from 74%, where it started the year, to 67%, and increase the fixed-income allocation from 23% to 28%. Our goal is to help our investors protect gains they were able to make during the year in 2014. (To learn more about balanced investing, read the special feature beginning on page 6.)

AMBAL portfolio highlights

Most sectors of the S&P 500 advanced in 2014, led by a 28.98% rise in utilities. Health care and information technology rose at notable rates, gaining 25.34% and 20.12%, respectively. But energy stocks, hurt by plunging crude oil prices in the second half of the year, lost 7.78%.

AMBAL’s lower-than-index position in energy companies proved positive for relative results, and careful investment selection further helped to lift returns. Similarly, having fewer investments in telecommunication services companies was additive to the fund’s relative returns.

While health care companies outpaced the broader market, AMBAL’s smaller position dampened returns and became one of the fund’s largest detractors. A notable bright spot in our health care investment strategy was UnitedHealth Group (+34.25%), which served as one of the fund’s top 10 contributors for 2014. (See page 11 for more information about UnitedHealth.)

Two stocks that have helped the fund in the past but detracted from results in 2014 were Amazon (–22.18%) and Boeing (–4.77%). On the plus side, Lockheed Martin (+29.54%) and Microsoft (+24.10%) buoyed results (see pages 10 and 11, respectively). We continue to be enthusiastic about all four of these securities on a long-term basis.

Moving forward, the overall mix of the fund’s portfolio has been adjusted to be more defensive. We’ve increased our investment in more defensive sectors such as consumer staples. Fixed income has also been increased, so U.S. Treasury, U.S. agency and agency pass-through securities, as well as other high-quality mortgage and investment-grade corporate bonds, will play an important role for our investors, helping to provide income and mitigating volatility. And the fund’s level of cash is higher as well.

Thank you for your support

We welcome our many new shareholders to the fund and assure all of our investors that we will continue to follow our prudent, research-driven approach to investing that has characterized American Balanced Fund for almost 40 years. We look forward to reporting to you again in six months’ time.

Sincerely,

Gregory D. Johnson
Vice Chairman of the Board and President

February 10, 2015

For current information about the fund, visit americanfunds.com.

2	American Balanced Fund

History of American Balanced Fund

A historical view of the comparative total returns of stocks, bonds, the 60%/40% S&P/BC Index, the Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance (July 26, 1975, to December 31, 2014)

Total returns (through December 31)	U.S. stocks	U.S. bonds	60%/40% S&P/BC Index	Lipper Balanced Funds Index	American Balanced Fund
1975 (from July 26)	3.14%	5.58%	4.16%	3.40%	5.58%
1976	23.93	15.60	20.74	26.03	25.98
1977	–7.16	3.04	–3.13	–0.72	0.70
1978	6.57	1.39	4.74	4.80	6.21
1979	18.61	1.93	11.77	14.67	7.63
1980	32.50	2.71	20.43	19.70	14.36
1981	–4.92	6.25	–0.47	1.86	4.40
1982	21.55	32.62	26.19	30.63	29.36
1983	22.56	8.36	16.76	17.44	16.11
1984	6.27	15.15	9.96	7.46	9.36
1985	31.73	22.10	27.94	29.83	29.11
1986	18.67	15.26	17.61	18.43	16.87
1987	5.25	2.76	5.65	4.13	4.02
1988	16.56	7.89	13.07	11.18	12.87
1989	31.63	14.53	24.72	19.70	21.53
1990	–3.11	8.96	1.81	0.66	–1.57
1991	30.40	16.00	24.73	25.83	24.69
1992	7.61	7.40	7.58	7.46	9.48
1993	10.06	9.75	9.98	11.95	11.27
1994	1.32	–2.92	–0.33	–2.05	0.34
1995	37.53	18.47	29.64	24.89	27.13
1996	22.95	3.63	14.96	13.05	13.16
1997	33.35	9.65	23.61	20.30	21.04
1998	28.58	8.69	20.98	15.09	11.13
1999	21.04	–0.82	12.00	8.98	3.47
2000	–9.10	11.63	–0.99	2.39	15.85
2001	–11.88	8.44	–3.71	–3.24	8.19
2002	–22.09	10.26	–9.82	–10.69	–6.27
2003	28.67	4.10	18.47	19.94	22.82
2004	10.87	4.34	8.29	8.99	8.92
2005	4.91	2.43	4.00	5.20	3.12
2006	15.78	4.33	11.11	11.60	11.80
2007	5.49	6.97	6.22	6.53	6.60
2008	–36.99	5.24	–22.06	–26.18	–25.73
2009	26.47	5.93	18.40	23.35	21.08
2010	15.08	6.54	12.14	11.90	13.02
2011	2.09	7.84	4.67	0.74	3.82
2012	15.99	4.21	11.30	11.94	14.19
2013	32.37	–2.02	17.55	16.39	21.73
2014	13.66	5.97	10.60	7.21	8.85
Average annual total returns	11.57%	7.92%	10.39%	10.07%	10.94%
Volatility	14.95%	5.47%	9.70%	10.12%	9.68%

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Barclays U.S. Aggregate Index. Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Government/Credit Bond Index was used.

The 60%/40% S&P/BC Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

American Balanced Fund	3

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Results of the Lipper Balanced Funds Index do not reflect any sales charges.
[5]	Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 1, 1975, Barclays Government/Credit Bond Index was used.
[6]	For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2014)*

	1 year	5 years	10 years
Class A shares	2.59%	10.84%	6.34%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated March 1, 2015 (unaudited).

$1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Year ended December 31	1975[6]	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987
TOTAL VALUE (dollars in thousands)													
Dividends reinvested	$0.3	0.6	0.7	0.7	0.8	1.1	1.3	1.5	1.7	1.9	1.9	2.2	2.7
Value at year-end	$9.9	12.5	12.6	13.4	14.4	16.5	17.2	22.3	25.9	28.3	36.5	42.7	44.4
AMBAL total return	(0.5)%	26.0	0.7	6.2	7.6	14.4	4.4	29.4	16.1	9.4	29.1	16.9	4.0

4	American Balanced Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2014. As you can see, the investment grew to $564,293 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

American Balanced Fund	5

We take an active hand in maintaining a balance of growth and stability.

6	American Balanced Fund

Balance. We can see it in nature. Many of us seek it in our everyday lives. And investment professionals stress its importance as we pursue our long-term financial goals.

But when it comes to the right mix of investments, balance isn’t so much found as created. And once achieved, it must be maintained. The portfolio managers and analysts of American Balanced Fund (AMBAL) are dedicated to this task.

Greg Johnson	Hilda Applbaum	Jim Mulally
Portfolio Manager	Portfolio Manager	Portfolio Manager

The role of balanced investing

“Our job is to help investors grow their wealth and generate income without keeping them up all night worrying about volatility,” says Greg Johnson, president and portfolio manager of AMBAL.

Balanced funds, like AMBAL, combine equity and fixed-income securities to enable investors to mitigate downside risk while still being able to take advantage of some upside market potential. By nature, balanced funds typically lag pure equity funds in a sharply rising market but tend to hold up better during a decline.

The concept of balanced investing isn’t new. The potential benefits of this strategy probably first became clear when the stock market crash of 1929 wiped out 89% of stock market value, as measured by the Dow Jones Industrial Average excluding dividends. Over the years, the popularity of balanced funds has grown as more and more investors have sought relative safety in addition to growth.

AMBAL can serve as a complete investment program for an investor. It may be particularly attractive to those who don’t keep up with the markets and aren’t sure how to create a balanced investment strategy on their own. Older investors nearing retirement may find some peace of mind from a conservative approach designed to help them preserve their hard-earned nest eggs while seeking growth to last through their golden years.

Why investors choose AMBAL

“AMBAL has proven over time to be an investment vehicle for all seasons,” says Greg.

The fund’s objectives — conservation of capital, current income and long-term growth of capital and income — may not be so different from other balanced funds. It’s in the execution of these goals that AMBAL can be distinguished.

Investors should start by asking “What exactly does ‘balanced’ mean?” suggests Greg. “At American Funds, balance is not only the allocation between equity and fixed income, though that’s obviously one piece of it. To us, balance is also strategic diversification of investments in both areas.”

Portfolio Manager Hilda Applbaum adds, “Diversification isn’t necessarily about the number of securities you invest in. You can hold hundreds of stocks and not be diversified if they’re all basically doing the same thing. True diversification requires different ideas working together within the fund.” In AMBAL, these ideas are introduced through a diversified team of investment professionals with different backgrounds, each owning their best ideas. The fund operates in a research-driven environment that enables these portfolio managers and analysts to identify investment opportunities and manage risk.

American Balanced Fund	7

AMBAL’s asset allocation in action

AMBAL’s balance of equity and fixed-income investments can be re-aligned to more effectively pursue the fund’s objectives. “If you look at the fund’s allocation over time,” suggests Portfolio Manager Jim Mulally, “you’ll see that it adjusts to economic and market conditions — not in a daily, tactical way but as a strategic mix.” Consider these two different points in history:

1999: Potentially overvalued market	2013: Strong market growth

Wall Street closed its books on a century of unprecedented growth with the Dow Jones Industrial Average, the Nasdaq Composite Index and Standard & Poor’s 500 Composite Index reaching record highs. Already concerned about the sustainability of high stock valuations, AMBAL’s portfolio managers kept the fund’s portfolio close to the levels they had set in 1996 – ending the year just 57% in equities (with 34% in fixed income and 9% in cash).	Five years after a devastating crash, the equity market had not only recovered, it rewarded those who remained invested with substantial growth. The Dow and the S&P 500 posted their largest gains since the late 1990s. The Nasdaq rose almost 40% to levels it hadn’t reached since 2000. In order to help investors take advantage of the strong 2013 market, AMBAL maintained an equity allocation over 70%, ending the year almost 74% invested in equities (23% in fixed income and 3% in cash).

■ Total equities ■ Total fixed income ■ Cash & equivalents

Source: Capital Group (as of December 31, 2013).

Two keys to AMBAL’s success are its asset allocation strategy and time-tested investment process called The Capital System.SM

AMBAL’s dynamic asset allocation strategy

Many balanced funds available today remain at a target asset allocation of approximately 60% equities and 40% fixed-income securities, regardless of market environment.

In contrast, AMBAL seeks a better balance at any given point in time through built-in flexibility. “By design,” explains Greg, “equities can account for as much as 75% and no less than 50% of the AMBAL portfolio. Sometimes, we’ve found that 65% in equities and 35% in fixed-income and cash is where we need to be to effectively pursue the fund’s objectives. There are, however, times when it may be more prudent to move that allocation to one extreme or the other.”

According to Greg, “There are a number of factors we consider as we assess where AMBAL should be in terms of asset allocation, including equity valuations, the term structure of interest rates and our fixed-income professionals’ forecasts on the direction of rates.”

A time-tested system

Balance can be a very personal concept. American Funds understands the value of individual perspectives, even within the structure of a common objective. In AMBAL, as with all of the American Funds, a combination of

8	American Balanced Fund

John Smet	Wesley Phoa	Andy Barth
Portfolio Manager	Portfolio Manager	Portfolio Manager

independence and teamwork defines The Capital System — a process that has, over time, benefited investors as it has enabled each of the portfolio managers and analysts to invest in their strongest convictions. Blended together, these holdings create a broadly diversified portfolio of equity and fixed-income securities that the team believes are most likely to succeed.

“This philosophy,” says Portfolio Manager Wesley Phoa, “has been tried and tested for decades through many, many different market environments. So when you invest in AMBAL, you’re not putting your money into something that has worked well for three or five years. This investment philosophy was working long ago, when the world was totally different from the way it is today. We’re confident that it can continue to work over the next 20 years and beyond, as the world continues to change.”

Research is the backbone of The Capital System. “The amount of deep, fundamental research that goes into every one of the investments in AMBAL is extraordinarily rigorous,” says Justin Toner, investment analyst and coordinator of AMBAL’s research portfolio. Each of the 23 investment analysts in the research portfolio study individual industries and companies in depth — actually visiting these companies in person and meeting with company executives, employees, suppliers, customers and even competitors. Portfolio managers tap this knowledge when making investment decisions on their portion of the overall fund portfolio.

Additionally, AMBAL’s investment analysts, led by Justin, use the research portfolio to invest a portion of the fund based on the sectors they cover. The goal is to own a stock, for example, alongside one of the portfolio managers in the fund, although that’s not a requirement.

“As coordinator of the research portfolio, I keep track of what the analysts are recommending and their level of conviction for each investment,” explains Justin. “If I have an analyst who wants to buy a stock but for some reason didn’t get a portfolio manager to buy it with them, I might typically encourage them to make a larger investment so that it can have a meaningful impact on the overall fund.”

It’s all about balance

Deep fundamental research. A dynamic asset allocation strategy that has historically added to the fund. And a process for investing that has stood the test of time. “It’s all about balance,” says Portfolio Manager Andy Barth. “The structure of AMBAL gives us the flexibility to do what we believe is right for our investors.” ■

How the fund is managed

Portfolio managers

AMBAL’s 10 portfolio managers have an average of 30 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many different stock market cycles.

Hilda L. Applbaum	28 years	James R. Mulally	39 years
Andrew F. Barth	30 years	Dina N. Perry	37 years
Alan N. Berro	29 years	Wesley K.-S. Phoa	21 years
Gregory D. Johnson	21 years	John H. Smet	33 years
Jeffrey T. Lager	20 years	Eugene P. Stein	44 years

Investment analysts

The analysts invest in their strongest convictions through the research portfolio, which is coordinated by Justin Toner.

*	List of investment professionals and their years of experience are as of the prospectus dated March 1, 2015 (unaudited).

American Balanced Fund	9

A closer look at the fixed-income portfolio

In 2008, there were few safe harbors for investors. In the fixed-income market, many were surprised at the volatility of high-grade corporate bonds. Only Treasuries did well.

“Since then, the fixed-income market has become even more complex,” says Portfolio Manager John Smet. “More instruments are available and the number of players, including non-U.S. investors, has grown dramatically.”

To effectively cover this market, AMBAL has five fixed-income portfolio managers. John Smet, Jim Mulally and Hilda Applbaum are generalists who buy U.S. Treasury bonds, investment-grade bonds issued by governments and corporations, and securities backed by home mortgages from Fannie Mae, Freddie Mac and Ginnie Mae. Wesley Phoa and Andy Barth together act as a fourth generalist manager; Wesley focuses on Treasuries, government agencies and mortgages, while Andy specializes in credit securities, which are primarily investment-grade corporate bonds (rated BBB/Baa and above).

“One of the main things we all try to remember is that fixed income is meant to be a part of AMBAL that is stable and generates income. It’s an important part of the balance for our investors,” describes Wesley.

Research is a critical component of their efforts. Andy explains, “I think our investors are fully aware of the strong research capability that Capital brings on the equity side. We’re doing that very same thing in fixed income as well in order to make informed decisions.”

As part of that initiative, two groups were introduced, post-2008, to better leverage the power of The Capital System of investing:

Portfolio Strategy Group (PSG): “The PSG is a part of The Capital System that’s unique to fixed income,” explains Jim. “It provides discipline to the portfolio through top-down guidance, which helps us make more consistent investment decisions.” Specifically, the PSG establishes broad, strategic parameters that act as a guide in the construction of AMBAL’s fixed-income portfolio. It is then up to the portfolio managers to use their own creativity within those guidelines. The overall goal of the PSG is to promote good investment results over full market cycles.

Risk and Quantitative Solutions Group (RQS): This team of risk analysts are integrated into Capital Group’s fixed-income organization to contribute to superior long-term investment results through rigorous discipline and quantitative analysis based on computer modeling. A “virtual” portfolio of the fund’s holdings is subjected to a variety of simulations designed to mirror the effects of potential economic scenarios and market movements over time. “Future risk is a big challenge for anyone in the fixed-income market,” says John. “The simulation work done by RQS is an effective way to understand the risk in our portfolios.”

Inside the research portfolio:

Justin Toner

Sectors

U.S. Aerospace and defense
U.S. and Japanese automobiles
Waste services (environmental services)

Beyond coordinating the overall research portfolio, Justin invests in three equities in AMBAL, including Lockheed Martin, one of the fund’s top industrial holdings. “This has been a large investment for us for many years, and we invested a lot more in it fairly recently,” says Justin. “Lockheed Martin is an extremely well-managed, cash-generative company. And management returns that cash to shareholders through dividends and share re-purchases.

“It was an extremely cheap equity in early 2013, when it looked like defense spending was going to be hit hard in Washington. But it’s often when sentiment is most negative that you have the opportunity to invest in a good company at a great price. Even now, as it appears defense spending may rise again, albeit modestly, the company remains a reasonably valued investment.”

10	American Balanced Fund

Four of our investment analysts describe the conviction behind a key AMBAL investment each holds.

Diana Wagner

Sectors

Health care services
Semi-conductor equipment
Paper and forest products

UnitedHealth Group is not only Diana’s largest holding, it represents one of AMBAL’s top holdings in the health care sector.

Diana explains, “Many worried that the Affordable Care Act (ACA) was a government takeover of health care, but I think it further promoted the role of the private sector. UnitedHealth is already, in many ways, enabling the country’s health care agenda as the government’s contractor for the federal health insurance exchange through its Optum subsidiary. Optum is now one-third of profits and also sells services to help hospitals, doctors, employers and even other insurers adapt to the changing health care environment.

“However, the biggest growth opportunity I see for UnitedHealth is the continued privatization of Medicare and Medicaid, which is still in the early stages.”

Paul Benjamin

Sectors

Information technology hardware
Information technology software

One of Paul’s investments, Microsoft, is AMBAL’s largest holding. “We’ve been building our position in Microsoft in a material way, especially in 2013,” says Paul. “The stock was downgraded, partly due to weak investments in the consumer franchise area — such as the Surface tablet, retail stores and Bing. But that’s only 20% of the picture.

“The other 80% of the profits comes from a very healthy enterprise business that’s growing 8% to 10% a year. Today, Microsoft is the second-largest infrastructure cloud vendor, after Amazon. As more people turn to these services, I feel confident that Microsoft is the one legacy IT company best positioned to succeed in the cloud — even more so under the direction of new CEO Satya Nadella and new Chairman John Thompson, whose background from IBM and Symantec should prove valuable to Microsoft moving forward.”

Andrei Muresianu

Sectors

Telecommunications
Cable and satellite
Traditional U.S. media

Andrei invests in Comcast, a top AMBAL holding in the consumer discretionary area. “In addition to a steady cash flow from their core cable TV business, I was attracted to Comcast’s position as a leader in broadband communications. A lot of Americans are interested in getting broadband at home and upgrading the speed of their service.

“Another reason for my conviction is Comcast’s acquisition of NBC/Universal from General Electric. This could enable Comcast to become a very profitable integrated media company with the means to shape the evolution of the media ecosystem, ranging from video-on-demand to dynamic addressable advertising to out-of-home TV-everywhere rights that can make their product mobile and customizable.”

American Balanced Fund	11

Summary investment portfolio December 31, 2014

Investment mix by security type	Percent of net assets

Common stocks 66.90%	Shares	Value (000)
Financials 12.36%
Wells Fargo & Co.	30,902,000	$1,694,048
Berkshire Hathaway Inc., Class A1	6,580	1,487,080
JPMorgan Chase & Co.	20,651,000	1,292,339
American Express Co.	11,300,000	1,051,352
ACE Ltd.	5,095,000	585,314
Citigroup Inc.	9,500,000	514,045
Weyerhaeuser Co.[1]	13,115,242	470,706
SunTrust Banks, Inc.	11,000,000	460,900
Capital One Financial Corp.	5,569,000	459,721
Other securities		1,827,034
		9,842,539

Consumer discretionary 9.93%
Comcast Corp., Class A	36,050,000	2,091,260
Home Depot, Inc.	16,929,349	1,777,074
Amazon.com, Inc.[1]	4,119,500	1,278,487
Twenty-First Century Fox, Inc., Class A	25,156,900	966,151
Walt Disney Co.	5,220,000	491,672
Other securities		1,304,966
		7,909,610

Information technology 8.84%
Microsoft Corp.	59,655,000	2,770,975
Texas Instruments Inc.	11,232,000	600,519
ASML Holding NV (New York registered)	4,055,401	437,294
ASML Holding NV2	1,470,405	157,534
Cisco Systems, Inc.	18,250,000	507,624
TE Connectivity Ltd.	7,805,000	493,666
Other securities		2,076,570
		7,044,182

Industrials 8.49%
Boeing Co.	12,695,000	1,650,096
Lockheed Martin Corp.	6,574,037	1,265,962
Union Pacific Corp.	7,040,000	838,675
General Electric Co.	23,650,000	597,635
Parker-Hannifin Corp.	4,100,000	528,695
United Technologies Corp.	3,690,000	424,350
Other securities		1,459,411
		6,764,824

Consumer staples 7.61%
Philip Morris International Inc.	14,750,000	1,201,387
Coca-Cola Co.	27,663,000	1,167,932
Procter & Gamble Co.	9,935,000	904,979
PepsiCo, Inc.	8,766,000	828,913
Costco Wholesale Corp.	5,677,326	804,761

12	American Balanced Fund

	Shares	Value (000)
Nestlé SA2	8,140,000	$596,675
Nestlé SA (ADR)	1,000,000	72,950
Other securities		488,725
		6,066,322

Health care 6.71%
Merck & Co., Inc.	22,990,000	1,305,602
UnitedHealth Group Inc.	9,295,000	939,632
Pfizer Inc.	21,905,000	682,341
Roche Holding AG2	2,358,957	639,373
Bristol-Myers Squibb Co.	9,950,000	587,348
Johnson & Johnson	5,510,000	576,181
Other securities		618,769
		5,349,246

Energy 4.39%
Chevron Corp.	5,244,755	588,357
Royal Dutch Shell PLC, Class B (ADR)	8,058,000	560,514
Enbridge Inc.	9,795,000	503,561
ConocoPhillips	7,169,508	495,126
Other securities		1,346,052
		3,493,610

Materials 3.07%
Potash Corp. of Saskatchewan Inc.	19,850,000	701,102
E.I. du Pont de Nemours and Co.	6,750,000	499,095
Other securities		1,247,313
		2,447,510

Other 0.73%
Other securities		579,754

Miscellaneous 4.77%
Other common stocks in initial period of acquisition		3,797,825

Total common stocks (cost: $32,600,515,000)		53,295,422

Bonds, notes & other debt instruments 27.82%	Principal amount (000)
Corporate bonds & notes 9.26%
Financials 2.93%
American Express Co. 6.15% 2017	$22,800	25,421
American Express Credit Co. 1.55% 2017	15,465	15,507
Berkshire Hathaway Inc. 2.00%–2.90% 2016–2020	60,840	62,108
JPMorgan Chase & Co. 1.35%–3.88% 2017–2024	159,365	159,511
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated)[3]	25,000	26,531
Wells Fargo & Co. 1.25%–4.60% 2016–2024	111,300	115,201
Other securities		1,929,647
		2,333,926

Consumer discretionary 1.07%
21st Century Fox America, Inc. 3.70% 2024[4]	18,420	18,985
Amazon.com, Inc. 3.80%–4.95% 2024–2044	109,575	113,343
Comcast Corp. 3.60%–6.45% 2017–2044	60,350	70,803
Home Depot, Inc. 2.00%–5.95% 2019–2041	77,700	84,241
News America Inc. 3.00% 2022	6,000	5,970
Other securities		556,200
		849,542

Consumer staples 0.98%
Coca-Cola Co. 1.50%–1.80% 2015–2016	36,470	36,961
PepsiCo, Inc. 7.90% 2018	15,000	18,264
Philip Morris International Inc. 3.25%–4.88% 2024–2044	59,800	60,616
Procter & Gamble Co. 1.45% 2016	13,460	13,625
Other securities		647,716
		777,182

American Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Health care 0.91%
UnitedHealth Group Inc. 1.40%–6.00% 2017–2018	$67,170	$74,022
Other securities		653,041
		727,063

Industrials 0.54%
Boeing Company 0.95% 2018	12,000	11,743
General Electric Capital Corp. 1.00%–6.00% 2015–2024	99,605	103,139
General Electric Co. 0.85%–4.50% 2015–2044	44,100	44,881
General Electric Corp. 5.25% 2017	16,000	17,758
Union Pacific Corp. 5.70% 2018	11,150	12,711
Other securities		240,145
		430,377

Other 2.83%
Other securities		2,258,557

Total corporate bonds & notes		7,376,647

U.S. Treasury bonds & notes 7.90%
U.S. Treasury 6.34%
U.S. Treasury 0.25% 2015	489,000	489,323
U.S. Treasury 0.38%–5.50% 2015–2044	3,128,524	3,297,525
U.S. Treasury 0.625% 2018	775,000	759,438
U.S. Treasury 1.50% 2019	511,500	508,201
		5,054,487

U.S. Treasury inflation-protected securities 1.56%
U.S. Treasury Inflation-Protected Security 0.13%–2.38% 2015–2043[5]	729,170	740,096
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	438,688	501,401
		1,241,497

Total U.S. Treasury bonds & notes		6,295,984

Mortgage-backed obligations 6.67%
Federal agency mortgage-backed obligations 4.45%
Fannie Mae 0.00%–11.01% 2018–2047[3,6,7]	2,504,771	2,647,668
Freddie Mac 0.00%–6.50% 2023–2044[3,6]	200,498	213,297
Other securities		683,771
		3,544,736

Other 2.22%
Other securities		1,771,509

Total mortgage-backed obligations		5,316,245

Federal agency bonds & notes 2.30%
Fannie Mae 0.38%–6.25% 2015–2029[3,6]	759,454	770,848
Federal Home Loan Bank 0.38%–5.50% 2016–2036	171,405	174,107
Freddie Mac 0.50%–3.53% 2015–2024[3,6]	723,416	729,247
Other securities		158,950
		1,833,152

Other 1.64%
Other securities		1,302,738

Miscellaneous 0.05%
Other bonds, notes and other debt instruments in initial period of acquisition		39,507

Total bonds, notes & other debt instruments (cost: $21,574,677,000)		22,164,273

Short-term securities 5.97%
Chariot Funding, LLC 0.25%–0.27% due 5/21/2015–8/26/2015[4]	120,600	120,428
Coca-Cola Co. 0.13%–0.19% due 1/8/2015–4/23/2015[4]	162,100	162,069
Fannie Mae 0.06%–0.16% due 1/7/2015–10/1/2015	1,172,994	1,172,609
Federal Home Loan Bank 0.07%–0.17% due 1/14/2015–11/4/2015	1,491,397	1,491,012
Freddie Mac 0.07%–0.17% due 1/12/2015–8/18/2015	698,400	698,185

14	American Balanced Fund

	Principal amount (000)	Value (000)
General Electric Capital Corp. 0.19%–0.20% due 5/5/2015–5/13/2015	$120,000	$119,923
JPMorgan Chase & Co. 0.25% due 3/11/2015[4]	25,000	24,991
Jupiter Securitization Co., LLC 0.21% due 5/5/2015[4]	25,000	24,980
Procter & Gamble Co. 0.08%–0.15% due 1/5/2015–2/9/2015[4]	140,000	139,995
Other securities		802,842

Total short-term securities (cost: $4,756,675,000)		4,757,034
Total investment securities 100.69% (cost: $58,931,867,000)		80,216,729
Other assets less liabilities (0.69)%		(553,050)

Net assets 100.00%		$79,663,679

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including loan participations and assignments which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,506,000, which represented .01% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,785,370,000, which represented 2.24% of the net assets of the fund. This amount includes $1,773,228,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,055,295,000, which represented 3.84% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	A portion or all of the security purchased on a TBA basis.

Key to abbreviations

ADR = American Depository Receipts

TBA = To be announced

See Notes to Financial Statements

American Balanced Fund	15

Financial statements

Statement of assets and liabilities
at December 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $58,931,867)		$80,216,729
Cash		1,163
Receivables for:
Sales of investments	$755,690
Sales of fund’s shares	337,088
Dividends and interest	196,414	1,289,192
		81,507,084
Liabilities:
Payables for:
Purchases of investments	1,559,586
Repurchases of fund’s shares	233,196
Investment advisory services	15,589
Services provided by related parties	29,073
Trustees’ deferred compensation	4,227
Other	1,734	1,843,405
Net assets at December 31, 2014		$79,663,679

Net assets consist of:
Capital paid in on shares of beneficial interest		$58,078,777
Undistributed net investment income		122,668
Undistributed net realized gain		178,586
Net unrealized appreciation		21,283,648
Net assets at December 31, 2014		$79,663,679

    (dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,220,722 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$46,916,623	1,895,258		$24.75
Class B	541,503	21,915		24.71
Class C	5,573,575	226,297		24.63
Class F-1	2,841,081	114,837		24.74
Class F-2	1,869,537	75,555		24.74
Class 529-A	2,831,067	114,526		24.72
Class 529-B	72,769	2,939		24.76
Class 529-C	904,726	36,622		24.70
Class 529-E	144,261	5,839		24.71
Class 529-F-1	110,888	4,489		24.71
Class R-1	157,898	6,417		24.61
Class R-2	1,307,723	53,115		24.62
Class R-2E	10	—	*	24.75
Class R-3	3,315,311	134,519		24.65
Class R-4	4,384,832	177,399		24.72
Class R-5	2,616,255	105,610		24.77
Class R-6	6,075,620	245,385		24.76

*Amount less than one thousand.

See Notes to Financial Statements

16	American Balanced Fund

Statement of operations
for the year ended December 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,991)	$1,173,278
Interest	486,595	$1,659,873
Fees and expenses*:
Investment advisory services	173,885
Distribution services	227,751
Transfer agent services	74,564
Administrative services	19,275
Reports to shareholders	2,326
Registration statement and prospectus	1,058
Trustees’ compensation	703
Auditing and legal	142
Custodian	609
Other	3,814	504,127
Net investment income		1,155,746

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments	4,942,260
Currency transactions	(906)	4,941,354
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $511)	272,453
Currency translations	(926)	271,527
Net realized gain and unrealized appreciation on investments and currency		5,212,881

Net increase in net assets resulting from operations		$6,368,627

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended December 31
	2014	2013

Operations:
Net investment income	$1,155,746	$970,228
Net realized gain on investments and currency transactions	4,941,354	1,873,080
Net unrealized appreciation on investments and currency translations	271,527	9,504,575
Net increase in net assets resulting from operations	6,368,627	12,347,883

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,089,310)	(1,016,591)
Distributions from net realized gain on investments	(4,365,643)	—
Total dividends and distributions paid to shareholders	(5,454,953)	(1,016,591)

Net capital share transactions	7,862,108	3,682,825

Total increase in net assets	8,775,782	15,014,117

Net assets:
Beginning of year	70,887,897	55,873,780
End of year (including undistributed net investment income: $122,668 and $45,929, respectively)	$79,663,679	$70,887,897

See Notes to Financial Statements

American Balanced Fund	17

Notes to financial statements

1. Organization

American Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks conservation of capital, current income, and long-term growth of both capital and income.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R2-E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

18	American Balanced Fund

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to

American Balanced Fund	19

a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$9,842,539	$—	$—	$9,842,539
Consumer discretionary	7,909,610	—	—	7,909,610
Information technology	6,886,648	157,534	—	7,044,182
Industrials	6,764,824	—	—	6,764,824
Consumer staples	5,469,647	596,675	—	6,066,322
Health care	4,709,873	639,373	—	5,349,246
Energy	3,493,610	—	—	3,493,610
Materials	2,447,510	—	—	2,447,510
Other	579,754	—	—	579,754
Miscellaneous	3,418,178	379,647	—	3,797,825
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	7,376,647	—	7,376,647
U.S. Treasury bonds & notes	—	6,295,984	—	6,295,984
Mortgage-backed obligations	—	5,316,245	—	5,316,245
Federal agency bonds & notes	—	1,833,152	—	1,833,152
Other	—	1,302,738	—	1,302,738
Miscellaneous	—	39,507	—	39,507
Short-term securities	—	4,757,034	—	4,757,034
Total	$51,522,193	$28,694,536	$—	$80,216,729

*	Securities with a value of $1,393,582,000, which represented 1.75% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

20	American Balanced Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due

American Balanced Fund	21

to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2014, the fund reclassified $53,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $10,356,000 from undistributed net realized gain to undistributed net investment income and $330,520,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

22	American Balanced Fund

As of December 31, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$126,541
Undistributed long-term capital gains	293,489
Gross unrealized appreciation on investment securities	21,786,135
Gross unrealized depreciation on investment securities	(616,538)
Net unrealized appreciation on investment securities	21,169,597
Cost of investment securities	59,047,132

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2014				Year ended December 31, 2013
				Total			Total
	Ordinary		Long-term	distributions	Ordinary	Long-term	distributions
Share class	income		capital gains	paid	income	capital gains	paid
Class A	$682,770		$2,574,901	$3,257,671	$652,292	$—	$652,292
Class B	4,570		30,111	34,681	8,009	—	8,009
Class C	39,424		306,922	346,346	43,012	—	43,012
Class F-1	40,381		156,238	196,619	33,091	—	33,091
Class F-2	23,275		100,875	124,150	11,288	—	11,288
Class 529-A	39,082		155,378	194,460	37,869	—	37,869
Class 529-B	507		4,036	4,543	894	—	894
Class 529-C	5,839		49,737	55,576	6,380	—	6,380
Class 529-E	1,657		7,925	9,582	1,684	—	1,684
Class 529-F-1	1,791		6,088	7,879	1,669	—	1,669
Class R-1	1,139		8,714	9,853	1,279	—	1,279
Class R-2	10,014		72,266	82,280	12,038	—	12,038
Class R-2E*	—	†	1	1
Class R-3	38,877		183,868	222,745	40,498	—	40,498
Class R-4	63,239		242,446	305,685	61,020	—	61,020
Class R-5	45,017		146,814	191,831	45,056	—	45,056
Class R-6	91,728		319,323	411,051	60,512	—	60,512
Total	$1,089,310		$4,365,643	$5,454,953	$1,016,591	$—	$1,016,591

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. For the year ended December 31, 2014, the investment advisory services fee was $173,885,000, which was equivalent to an annualized rate of 0.232% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay

American Balanced Fund	23

service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period January 1, 2014, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	American Balanced Fund

For the year ended December 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$106,617	$46,310		$4,456		Not applicable
Class B	6,538	675		Not applicable		Not applicable
Class C	53,412	5,419		2,677		Not applicable
Class F-1	6,702	3,025		1,343		Not applicable
Class F-2	Not applicable	1,238		630		Not applicable
Class 529-A	6,081	2,136		1,355		$2,470
Class 529-B	872	80		44		80
Class 529-C	8,641	724		435		793
Class 529-E	691	77		70		127
Class 529-F-1	—	83		54		98
Class R-1	1,522	149		76		Not applicable
Class R-2	9,664	4,155		648		Not applicable
Class R-2E*	—	—	†	—	†	Not applicable
Class R-3	16,385	4,918		1,641		Not applicable
Class R-4	10,626	4,286		2,126		Not applicable
Class R-5	Not applicable	1,266		1,276		Not applicable
Class R-6	Not applicable	23		2,444		Not applicable
Total class-specific expenses	$227,751	$74,564		$19,275		$3,568

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $703,000 in the fund’s statement of operations includes $359,000 in current fees (either paid in cash or deferred) and a net increase of $344,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of				Net increase
	Sales[1]			dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class A	$5,744,075	229,172		$3,208,616	128,744	$(5,334,850)	(212,761)	$3,617,841	145,155
Class B	11,642	468		34,382	1,383	(339,367)	(13,639)	(293,343)	(11,788)
Class C	1,264,417	50,711		340,638	13,740	(1,346,464)	(54,047)	258,591	10,404
Class F-1	1,131,467	45,255		191,675	7,698	(991,786)	(39,337)	331,356	13,616
Class F-2	1,221,630	48,341		117,423	4,710	(225,168)	(8,954)	1,113,885	44,097
Class 529-A	349,840	13,993		194,398	7,813	(347,878)	(13,849)	196,360	7,957
Class 529-B	3,128	125		4,542	183	(44,288)	(1,773)	(36,618)	(1,465)
Class 529-C	127,469	5,097		55,560	2,235	(130,776)	(5,210)	52,253	2,122
Class 529-E	18,259	729		9,582	386	(19,879)	(791)	7,962	324
Class 529-F-1	21,845	874		7,877	317	(21,674)	(865)	8,048	326
Class R-1	33,513	1,347		9,788	395	(37,993)	(1,530)	5,308	212
Class R-2	282,068	11,333		82,235	3,318	(378,716)	(15,212)	(14,413)	(561)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	774,249	31,058		222,561	8,971	(939,199)	(37,601)	57,611	2,428
Class R-4	1,019,955	40,816		305,651	12,284	(990,090)	(39,478)	335,516	13,622
Class R-5	698,623	27,924		191,801	7,691	(800,550)	(32,002)	89,874	3,613
Class R-6	2,191,350	87,519		411,051	16,488	(470,534)	(18,714)	2,131,867	85,293
Total net increase (decrease)	$14,893,540	594,762		$5,387,780	216,356	$(12,419,212)	(495,763)	$7,862,108	315,355

American Balanced Fund	25

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2013

Class A	$5,771,710	257,019	$638,399	28,228	$(4,829,974)	(215,037)	$1,580,135	70,210
Class B	28,456	1,275	7,915	353	(512,404)	(23,120)	(476,033)	(21,492)
Class C	1,085,377	48,422	41,910	1,864	(1,071,709)	(47,809)	55,578	2,477
Class F-1	953,519	42,210	32,319	1,425	(359,799)	(15,964)	626,039	27,671
Class F-2	339,973	15,053	9,980	440	(103,614)	(4,571)	246,339	10,922
Class 529-A	353,333	15,775	37,862	1,677	(314,364)	(14,003)	76,831	3,449
Class 529-B	4,298	192	894	40	(54,165)	(2,423)	(48,973)	(2,191)
Class 529-C	125,242	5,596	6,377	283	(122,695)	(5,469)	8,924	410
Class 529-E	18,834	840	1,684	75	(20,477)	(909)	41	6
Class 529-F-1	20,468	910	1,669	74	(18,738)	(840)	3,399	144
Class R-1	45,246	2,057	1,273	57	(41,530)	(1,868)	4,989	246
Class R-2	305,186	13,736	12,032	536	(392,794)	(17,617)	(75,576)	(3,345)
Class R-3	809,579	36,322	40,465	1,798	(780,292)	(34,843)	69,752	3,277
Class R-4	1,267,150	57,206	61,018	2,703	(984,030)	(43,663)	344,138	16,246
Class R-5	551,314	24,580	45,053	1,991	(561,872)	(24,996)	34,495	1,575
Class R-6	1,519,961	67,390	60,512	2,664	(347,726)	(15,363)	1,232,747	54,691
Total net increase (decrease)	$13,199,646	588,583	$999,362	44,208	$(10,516,183)	(468,495)	$3,682,825	164,296

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $38,349,712,000 and $36,945,803,000, respectively, during the year ended December 31, 2014.

26	American Balanced Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 12/31/2014	$24.42	$.41	$1.75	$2.16	$(.39)	$(1.44)	$(1.83)	$24.75	8.85%	$46,917	.59%	1.62%
Year ended 12/31/2013	20.40	.36	4.04	4.40	(.38)	—	(.38)	24.42	21.73	42,735	.61	1.62
Year ended 12/31/2012	18.21	.38	2.19	2.57	(.38)	—	(.38)	20.40	14.19	34,272	.63	1.94
Year ended 12/31/2011	17.93	.36	.32	.68	(.40)	—	(.40)	18.21	3.82	30,716	.62	1.97
Year ended 12/31/2010	16.21	.40	1.68	2.08	(.36)	—	(.36)	17.93	13.02	31,409	.63	2.42
Class B:
Year ended 12/31/2014	24.37	.22	1.74	1.96	(.18)	(1.44)	(1.62)	24.71	8.05	541	1.34	.87
Year ended 12/31/2013	20.35	.19	4.03	4.22	(.20)	—	(.20)	24.37	20.81	821	1.36	.86
Year ended 12/31/2012	18.16	.23	2.19	2.42	(.23)	—	(.23)	20.35	13.35	1,123	1.38	1.17
Year ended 12/31/2011	17.87	.22	.33	.55	(.26)	—	(.26)	18.16	3.08	1,745	1.38	1.21
Year ended 12/31/2010	16.16	.28	1.66	1.94	(.23)	—	(.23)	17.87	12.12	2,573	1.38	1.66
Class C:
Year ended 12/31/2014	24.30	.21	1.75	1.96	(.19)	(1.44)	(1.63)	24.63	8.03	5,574	1.39	.83
Year ended 12/31/2013	20.31	.19	4.00	4.19	(.20)	—	(.20)	24.30	20.72	5,247	1.41	.83
Year ended 12/31/2012	18.13	.22	2.18	2.40	(.22)	—	(.22)	20.31	13.30	4,334	1.42	1.14
Year ended 12/31/2011	17.85	.21	.32	.53	(.25)	—	(.25)	18.13	3.00	4,247	1.42	1.17
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	—	(.23)	17.85	12.11	4,576	1.43	1.61
Class F-1:
Year ended 12/31/2014	24.41	.39	1.75	2.14	(.37)	(1.44)	(1.81)	24.74	8.80	2,841	.65	1.57
Year ended 12/31/2013	20.39	.36	4.03	4.39	(.37)	—	(.37)	24.41	21.70	2,471	.66	1.58
Year ended 12/31/2012	18.21	.38	2.18	2.56	(.38)	—	(.38)	20.39	14.13	1,500	.64	1.94
Year ended 12/31/2011	17.92	.36	.33	.69	(.40)	—	(.40)	18.21	3.87	1,014	.63	1.96
Year ended 12/31/2010	16.21	.40	1.67	2.07	(.36)	—	(.36)	17.92	12.95	895	.63	2.41
Class F-2:
Year ended 12/31/2014	24.41	.46	1.75	2.21	(.44)	(1.44)	(1.88)	24.74	9.08	1,869	.39	1.83
Year ended 12/31/2013	20.39	.41	4.04	4.45	(.43)	—	(.43)	24.41	21.99	768	.41	1.83
Year ended 12/31/2012	18.21	.43	2.18	2.61	(.43)	—	(.43)	20.39	14.40	419	.40	2.18
Year ended 12/31/2011	17.92	.40	.33	.73	(.44)	—	(.44)	18.21	4.12	277	.40	2.19
Year ended 12/31/2010	16.21	.44	1.67	2.11	(.40)	—	(.40)	17.92	13.21	228	.40	2.63
Class 529-A:
Year ended 12/31/2014	24.39	.38	1.75	2.13	(.36)	(1.44)	(1.80)	24.72	8.76	2,831	.68	1.53
Year ended 12/31/2013	20.38	.34	4.03	4.37	(.36)	—	(.36)	24.39	21.60	2,599	.70	1.53
Year ended 12/31/2012	18.19	.36	2.19	2.55	(.36)	—	(.36)	20.38	14.12	2,101	.71	1.86
Year ended 12/31/2011	17.91	.34	.33	.67	(.39)	—	(.39)	18.19	3.75	1,751	.70	1.89
Year ended 12/31/2010	16.19	.39	1.68	2.07	(.35)	—	(.35)	17.91	12.97	1,589	.69	2.35
Class 529-B:
Year ended 12/31/2014	24.41	.19	1.75	1.94	(.15)	(1.44)	(1.59)	24.76	7.94	73	1.46	.75
Year ended 12/31/2013	20.39	.17	4.02	4.19	(.17)	—	(.17)	24.41	20.63	108	1.49	.74
Year ended 12/31/2012	18.19	.21	2.19	2.40	(.20)	—	(.20)	20.39	13.24	134	1.50	1.05
Year ended 12/31/2011	17.90	.20	.33	.53	(.24)	—	(.24)	18.19	2.95	180	1.49	1.09
Year ended 12/31/2010	16.19	.26	1.66	1.92	(.21)	—	(.21)	17.90	11.99	244	1.48	1.56

American Balanced Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 12/31/2014	$24.38	$.19	$1.74	$1.93	$(.17)	$(1.44)	$(1.61)	$24.70	7.90%	$905		1.46%		.76%
Year ended 12/31/2013	20.37	.17	4.03	4.20	(.19)	—	(.19)	24.38	20.68	841		1.48		.76
Year ended 12/31/2012	18.19	.21	2.18	2.39	(.21)	—	(.21)	20.37	13.19	694		1.49		1.08
Year ended 12/31/2011	17.90	.20	.33	.53	(.24)	—	(.24)	18.19	3.00	607		1.48		1.11
Year ended 12/31/2010	16.19	.26	1.67	1.93	(.22)	—	(.22)	17.90	12.03	583		1.48		1.57
Class 529-E:
Year ended 12/31/2014	24.38	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.71	8.50	144		.93		1.28
Year ended 12/31/2013	20.37	.29	4.02	4.31	(.30)	—	(.30)	24.38	21.31	134		.95		1.29
Year ended 12/31/2012	18.18	.31	2.19	2.50	(.31)	—	(.31)	20.37	13.84	112		.97		1.60
Year ended 12/31/2011	17.90	.30	.32	.62	(.34)	—	(.34)	18.18	3.47	98		.97		1.62
Year ended 12/31/2010	16.19	.35	1.66	2.01	(.30)	—	(.30)	17.90	12.59	92		.97		2.07
Class 529-F-1:
Year ended 12/31/2014	24.37	.44	1.76	2.20	(.42)	(1.44)	(1.86)	24.71	9.05	111		.46		1.76
Year ended 12/31/2013	20.36	.39	4.03	4.42	(.41)	—	(.41)	24.37	21.88	101		.48		1.76
Year ended 12/31/2012	18.18	.41	2.18	2.59	(.41)	—	(.41)	20.36	14.32	82		.49		2.09
Year ended 12/31/2011	17.90	.38	.33	.71	(.43)	—	(.43)	18.18	3.98	61		.48		2.11
Year ended 12/31/2010	16.19	.43	1.67	2.10	(.39)	—	(.39)	17.90	13.15	57		.47		2.57
Class R-1:
Year ended 12/31/2014	24.28	.21	1.75	1.96	(.19)	(1.44)	(1.63)	24.61	8.05	158		1.38		.83
Year ended 12/31/2013	20.29	.19	4.01	4.20	(.21)	—	(.21)	24.28	20.76	151		1.39		.84
Year ended 12/31/2012	18.12	.23	2.17	2.40	(.23)	—	(.23)	20.29	13.28	121		1.40		1.16
Year ended 12/31/2011	17.83	.22	.33	.55	(.26)	—	(.26)	18.12	3.09	126		1.40		1.19
Year ended 12/31/2010	16.13	.27	1.66	1.93	(.23)	—	(.23)	17.83	12.10	135		1.40		1.65
Class R-2:
Year ended 12/31/2014	24.30	.21	1.74	1.95	(.19)	(1.44)	(1.63)	24.62	8.03	1,308		1.36		.86
Year ended 12/31/2013	20.30	.20	4.02	4.22	(.22)	—	(.22)	24.30	20.87	1,304		1.34		.90
Year ended 12/31/2012	18.13	.23	2.18	2.41	(.24)	—	(.24)	20.30	13.31	1,158		1.37		1.20
Year ended 12/31/2011	17.85	.22	.32	.54	(.26)	—	(.26)	18.13	3.05	1,079		1.38		1.21
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	—	(.23)	17.85	12.14	1,128		1.40		1.64
Class R-2E:
Period from 8/29/2014 to 12/31/2014[5,6]	25.81	.15	.41	.56	(.21)	(1.41)	(1.62)	24.75	2.17	—	[7]	.16	[4,8]	.58	[4,8]
Class R-3:
Year ended 12/31/2014	24.32	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.65	8.51	3,315		.94		1.28
Year ended 12/31/2013	20.32	.29	4.02	4.31	(.31)	—	(.31)	24.32	21.33	3,212		.94		1.30
Year ended 12/31/2012	18.14	.32	2.18	2.50	(.32)	—	(.32)	20.32	13.83	2,617		.95		1.62
Year ended 12/31/2011	17.86	.30	.32	.62	(.34)	—	(.34)	18.14	3.50	2,331		.95		1.64
Year ended 12/31/2010	16.15	.35	1.67	2.02	(.31)	—	(.31)	17.86	12.64	2,408		.94		2.10

28	American Balanced Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 12/31/2014	$24.38	$.40	$1.75	$2.15	$(.37)	$(1.44)	$(1.81)	$24.72	8.85%	$4,385	.64%	1.58%
Year ended 12/31/2013	20.37	.36	4.02	4.38	(.37)	—	(.37)	24.38	21.68	3,994	.65	1.60
Year ended 12/31/2012	18.19	.38	2.18	2.56	(.38)	—	(.38)	20.37	14.14	3,006	.64	1.94
Year ended 12/31/2011	17.91	.35	.33	.68	(.40)	—	(.40)	18.19	3.80	2,152	.65	1.94
Year ended 12/31/2010	16.19	.40	1.68	2.08	(.36)	—	(.36)	17.91	13.01	2,007	.65	2.39
Class R-5:
Year ended 12/31/2014	24.43	.47	1.76	2.23	(.45)	(1.44)	(1.89)	24.77	9.16	2,616	.34	1.88
Year ended 12/31/2013	20.41	.43	4.03	4.46	(.44)	—	(.44)	24.43	22.04	2,492	.34	1.89
Year ended 12/31/2012	18.22	.44	2.19	2.63	(.44)	—	(.44)	20.41	14.51	2,050	.35	2.23
Year ended 12/31/2011	17.94	.41	.32	.73	(.45)	—	(.45)	18.22	4.11	1,544	.35	2.24
Year ended 12/31/2010	16.22	.45	1.68	2.13	(.41)	—	(.41)	17.94	13.32	1,545	.35	2.69
Class R-6:
Year ended 12/31/2014	24.42	.49	1.75	2.24	(.46)	(1.44)	(1.90)	24.76	9.22	6,076	.29	1.93
Year ended 12/31/2013	20.40	.44	4.03	4.47	(.45)	—	(.45)	24.42	22.12	3,910	.29	1.95
Year ended 12/31/2012	18.21	.45	2.19	2.64	(.45)	—	(.45)	20.40	14.57	2,151	.30	2.28
Year ended 12/31/2011	17.93	.42	.32	.74	(.46)	—	(.46)	18.21	4.16	1,486	.30	2.30
Year ended 12/31/2010	16.21	.46	1.67	2.13	(.41)	—	(.41)	17.93	13.38	1,063	.30	2.75

	Year ended December 31
Portfolio turnover rate for all share classes[9]	2014	2013	2012	2011	2010
Including mortgage dollar roll transactions	68%	55%	54%	47%	37%
Excluding mortgage dollar roll transactions	48%	Not available

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2010, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .25 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Not annualized.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Amount less than $1 million.
[8]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[9]	Refer to Note 5 for further information on mortgage dollar rolls.

See Notes to Financial Statements

American Balanced Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 10, 2015

30	American Balanced Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2014, through December 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Balanced Fund	31

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	7/1/2014	12/31/2014	during period*	expense ratio
Class A - actual return	$1,000.00	$1,037.74	$3.03	.59%
Class A - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class B - actual return	1,000.00	1,034.09	6.82	1.33
Class B - assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class C - actual return	1,000.00	1,033.82	7.07	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	1,037.87	3.34	.65
Class F-1 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 - actual return	1,000.00	1,038.86	1.95	.38
Class F-2 - assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-A - actual return	1,000.00	1,037.72	3.49	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	1,033.71	7.48	1.46
Class 529-B - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-C - actual return	1,000.00	1,033.35	7.43	1.45
Class 529-C - assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class 529-E - actual return	1,000.00	1,036.46	4.77	.93
Class 529-E - assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F-1 - actual return	1,000.00	1,038.88	2.31	.45
Class 529-F-1 - assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-1 - actual return	1,000.00	1,034.28	7.08	1.38
Class R-1 - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 - actual return	1,000.00	1,033.99	6.87	1.34
Class R-2 - assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2E - actual return†	1,000.00	1,021.66	1.68	.49
Class R-2E - assumed 5% return†	1,000.00	1,022.74	2.50	.49
Class R-3 - actual return	1,000.00	1,036.48	4.77	.93
Class R-3 - assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 - actual return	1,000.00	1,037.92	3.29	.64
Class R-4 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 - actual return	1,000.00	1,039.37	1.75	.34
Class R-5 - assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 - actual return	1,000.00	1,039.67	1.49	.29
Class R-6 - assumed 5% return	1,000.00	1,023.74	1.48	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 184 days.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2014:

Long-term capital gains	$4,365,643,000
Qualified dividend income	100%
Corporate dividends received deduction	$994,887,000
U.S. government income that may be exempt from state taxation	$68,054,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

32	American Balanced Fund

Approval of Investment Advisory and Service Agreement

The American Balanced Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional period through January 31, 2016. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $89 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Balanced Funds Index, the S&P 500 Index, the Barclays U.S. Aggregate Index and a customized index that is 60% S&P 500 Index and 40% Barclays U.S. Aggregate Index (adjusted for Fund expenses). They noted that the investment results of the fund generally exceeded those of these indexes for the lifetime, 20-year, 10-year and five-year periods, except for the S&P 500 Index. They also noted that the volatility of the fund’s monthly returns for such periods was at or near that of the Lipper Balanced Funds Index and less than that of the S&P 500 Index. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Balanced Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Balanced Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	American Balanced Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	72	None
Vanessa C. L. Chang, 1952	2012	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	4	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
James J. Postl, 1946	2007	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	72	None
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2004	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Gregory D. Johnson, 1963 Vice Chairman of the Board and President	2003	Partner — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

American Balanced Fund	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Hilda L. Applbaum, 1961 Senior Vice President	1999	Partner — Capital World Investors, Capital Research and Management Company
Jeffrey T. Lager, 1968 Senior Vice President	2002	Partner — Capital World Investors, Capital Research and Management Company; Director, American Funds Service Company[6]
James R. Mulally, 1952 Senior Vice President	2009	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[6]
John H. Smet, 1956 Senior Vice President	2000	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul R. Benjamin, 1979 Vice President	2014	Vice President — Capital World Investors, Capital Research and Management Company
Alan N. Berro, 1960 Vice President	2010	Partner — Capital World Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2012	Chief Compliance Officer, Capital Research Company[6]; Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Richmond A. Wolf, 1970 Vice President	2014	Vice President — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 1971 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 1974 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, except Paul R. Benjamin, James R. Mulally and Richmond A. Wolf, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	American Balanced Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2014, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$100,000
2014	$106,000

b) Audit-Related Fees:
2013	$25,000
2014	$17,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	None
2014	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,020,000
2014	$927,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$10,000
2014	$33,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$3,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,471,000 for fiscal year 2013 and $1,286,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Balanced Fund®
Investment portfolio
December 31, 2014
Common stocks 66.90% Financials 12.36%	Shares	Value (000)
Wells Fargo & Co.	30,902,000	$1,694,048
Berkshire Hathaway Inc., Class A1	6,580	1,487,080
JPMorgan Chase & Co.	20,651,000	1,292,339
American Express Co.	11,300,000	1,051,352
ACE Ltd.	5,095,000	585,314
Citigroup Inc.	9,500,000	514,045
Weyerhaeuser Co.[1]	13,115,242	470,706
SunTrust Banks, Inc.	11,000,000	460,900
Capital One Financial Corp.	5,569,000	459,721
U.S. Bancorp	8,545,000	384,098
Goldman Sachs Group, Inc.	1,756,700	340,501
Equity Residential	4,079,600	293,078
Chubb Corp.	1,500,000	155,205
Allstate Corp.	2,000,000	140,500
Bank of America Corp.	7,000,000	125,230
Moody’s Corp.	1,195,000	114,493
BlackRock, Inc.	300,000	107,268
American Tower Corp.	1,060,000	104,781
Sumitomo Mitsui Financial Group, Inc. (ADR)	8,500,000	61,880
		9,842,539
Consumer discretionary 9.93%
Comcast Corp., Class A	36,050,000	2,091,260
Home Depot, Inc.	16,929,349	1,777,074
Amazon.com, Inc.[1]	4,119,500	1,278,487
Twenty-First Century Fox, Inc., Class A	25,156,900	966,151
Walt Disney Co.	5,220,000	491,672
VF Corp.	4,890,000	366,261
Macy’s, Inc.	3,500,000	230,125
CBS Corp., Class B	4,095,000	226,617
Time Warner Inc.	2,000,000	170,840
NIKE, Inc., Class B	1,305,000	125,476
General Motors Co.	3,500,000	122,185
Carnival Corp., units	1,400,000	63,462
		7,909,610
Information technology 8.84%
Microsoft Corp.	59,655,000	2,770,975
Texas Instruments Inc.	11,232,000	600,519
ASML Holding NV (New York registered)	4,055,401	437,294
ASML Holding NV2	1,470,405	157,534
Cisco Systems, Inc.	18,250,000	507,624
TE Connectivity Ltd.	7,805,000	493,666
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	17,175,000	384,376
Avago Technologies Ltd.	3,605,000	362,627
VeriSign, Inc.[1]	5,400,000	307,800
Intel Corp.	7,500,000	272,175
American Balanced Fund — Page 1 of 27

Common stocks Information technology (continued)	Shares	Value (000)
Analog Devices, Inc.	4,715,000	$261,777
Google Inc., Class A1	371,350	197,061
Broadcom Corp., Class A	4,000,000	173,320
salesforce.com, inc.[1]	1,980,000	117,434
		7,044,182
Industrials 8.49%
Boeing Co.	12,695,000	1,650,096
Lockheed Martin Corp.	6,574,037	1,265,962
Union Pacific Corp.	7,040,000	838,675
General Electric Co.	23,650,000	597,635
Parker-Hannifin Corp.	4,100,000	528,695
United Technologies Corp.	3,690,000	424,350
Cummins Inc.	2,924,400	421,611
Deere & Co.	3,610,000	319,377
Northrop Grumman Corp.	1,250,000	184,238
Honeywell International Inc.	1,500,000	149,880
Norfolk Southern Corp.	1,120,000	122,763
Caterpillar Inc.	1,300,000	118,989
General Dynamics Corp.	600,000	82,572
Rockwell Collins, Inc.	710,000	59,981
		6,764,824
Consumer staples 7.61%
Philip Morris International Inc.	14,750,000	1,201,387
Coca-Cola Co.	27,663,000	1,167,932
Procter & Gamble Co.	9,935,000	904,979
PepsiCo, Inc.	8,766,000	828,913
Costco Wholesale Corp.	5,677,326	804,761
Nestlé SA2	8,140,000	596,675
Nestlé SA (ADR)	1,000,000	72,950
Walgreens Boots Alliance, Inc.	3,500,000	266,700
Wal-Mart Stores, Inc.	1,500,000	128,820
Unilever NV (New York registered)	1,200,000	46,848
Colgate-Palmolive Co.	670,000	46,357
		6,066,322
Health care 6.71%
Merck & Co., Inc.	22,990,000	1,305,602
UnitedHealth Group Inc.	9,295,000	939,632
Pfizer Inc.	21,905,000	682,341
Roche Holding AG2	2,358,957	639,373
Bristol-Myers Squibb Co.	9,950,000	587,348
Johnson & Johnson	5,510,000	576,181
Express Scripts Holding Co.[1]	2,045,000	173,150
AbbVie Inc.	2,600,000	170,144
Baxter International Inc.	1,500,000	109,935
Gilead Sciences, Inc.[1]	1,000,000	94,260
Vertex Pharmaceuticals Inc.[1]	600,000	71,280
		5,349,246
Energy 4.39%
Chevron Corp.	5,244,755	588,357
Royal Dutch Shell PLC, Class B (ADR)	8,058,000	560,514
Enbridge Inc.	9,795,000	503,561
American Balanced Fund — Page 2 of 27

Common stocks Energy (continued)	Shares	Value (000)
ConocoPhillips	7,169,508	$495,126
Kinder Morgan, Inc.	4,735,000	200,338
Phillips 66	2,180,000	156,306
Baker Hughes Inc.	2,750,000	154,193
Chesapeake Energy Corp.	7,790,000	152,450
CONSOL Energy Inc.	4,500,000	152,145
Concho Resources Inc.[1]	1,475,000	147,131
Southwestern Energy Co.[1]	5,000,000	136,450
Occidental Petroleum Corp.	1,200,000	96,732
Suncor Energy Inc.	2,000,000	63,522
Transocean Ltd.	2,500,000	45,825
TOTAL SA (ADR)	800,000	40,960
		3,493,610
Materials 3.07%
Potash Corp. of Saskatchewan Inc.	19,850,000	701,102
E.I. du Pont de Nemours and Co.	6,750,000	499,095
Mosaic Co.	8,455,000	385,970
Dow Chemical Co.	7,980,000	363,968
Nucor Corp.	4,500,000	220,725
Monsanto Co.	1,800,000	215,046
First Quantum Minerals Ltd.	4,000,000	56,843
Cliffs Natural Resources Inc.	666,777	4,761
		2,447,510
Utilities 0.50%
PG&E Corp.	4,450,000	236,918
Exelon Corp.	2,650,000	98,262
FirstEnergy Corp.	1,675,000	65,308
		400,488
Telecommunication services 0.23%
AT&T Inc.	3,415,000	114,710
Verizon Communications Inc.	1,380,000	64,556
		179,266
Miscellaneous 4.77%
Other common stocks in initial period of acquisition		3,797,825
Total common stocks (cost: $32,600,515,000)		53,295,422
Bonds, notes & other debt instruments 27.82% Corporate bonds & notes 9.26% Financials 2.93%	Principal amount (000)
ACE INA Holdings Inc. 2.60% 2015	$12,665	12,867
ACE INA Holdings Inc. 3.35% 2024	7,000	7,088
American Campus Communities, Inc. 3.75% 2023	7,915	7,915
American Campus Communities, Inc. 4.125% 2024	12,175	12,321
American Express Co. 6.15% 2017	22,800	25,421
American Express Credit Co. 1.55% 2017	15,465	15,507
American International Group, Inc. 2.30% 2019	20,680	20,723
American International Group, Inc. 3.375% 2020	12,000	12,481
American International Group, Inc. 4.125% 2024	5,000	5,333
American Tower Corp. 4.625% 2015	10,000	10,090
American Balanced Fund — Page 3 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
American Tower Corp. 3.40% 2019	$13,550	$13,805
ANZ National (International) Ltd. 3.125% 2015[3]	16,500	16,748
AvalonBay Communities, Inc. 3.625% 2020	15,000	15,621
AXA SA, Series B, junior subordinated 6.379% (undated)[3,4]	6,680	7,264
Bank of America Corp., Series L, 3.625% 2016	13,820	14,215
Bank of America Corp. 3.75% 2016	21,955	22,754
Bank of America Corp. 1.25% 2017	15,000	14,974
Bank of America Corp., Series L, 2.65% 2019	30,000	30,250
Bank of America Corp. 5.625% 2020	15,500	17,669
Bank of America Corp. 4.00% 2024	12,500	13,030
Bank of America Corp. 4.20% 2024	10,725	10,939
Bank of America Corp. 4.25% 2026	19,590	19,573
Bank of New York Mellon Corp., Series G, 2.50% 2016	17,000	17,331
Bank of Nova Scotia 2.55% 2017	20,000	20,522
Barclays Bank PLC 2.50% 2019	11,095	11,253
BB&T Corp. 1.00% 2017	15,000	14,887
BB&T Corp., Series C, 1.60% 2017	16,750	16,753
BB&T Corp. 2.45% 2020	79,600	79,482
Berkshire Hathaway Inc. 2.20% 2016	23,000	23,494
Berkshire Hathaway Inc. 2.00% 2018	16,340	16,539
Berkshire Hathaway Inc. 2.90% 2020	21,500	22,075
BNP Paribas 3.60% 2016	13,000	13,368
BNP Paribas 4.25% 2024	7,370	7,461
Boston Properties, Inc. 3.70% 2018	20,000	21,106
BPCE SA group 4.00% 2024	8,000	8,382
BPCE SA group 4.625% 2024[3]	7,200	7,003
BPCE SA group 5.15% 2024[3]	19,235	19,858
Brandywine Operating Partnership, LP 3.95% 2023	1,639	1,656
Citigroup Inc. 4.587% 2015	20,950	21,656
Citigroup Inc. 3.953% 2016	6,050	6,284
Citigroup Inc. 8.50% 2019	8,416	10,497
CME Group Inc. 5.30% 2043	6,800	8,272
CNA Financial Corp. 6.50% 2016	13,500	14,611
CNA Financial Corp. 3.95% 2024	9,910	10,040
Corporate Office Properties LP 5.25% 2024	29,480	31,719
Corporate Office Properties Trust 3.60% 2023	12,100	11,647
Credit Suisse Group AG 3.625% 2024	38,970	39,690
DDR Corp. 3.50% 2021	7,000	7,087
Developers Diversified Realty Corp. 9.625% 2016	1,825	2,004
Developers Diversified Realty Corp. 7.875% 2020	6,365	7,859
Discover Financial Services 4.20% 2023	16,955	17,823
ERP Operating LP 5.375% 2016	25,000	26,660
ERP Operating LP 4.75% 2020	12,000	13,200
ERP Operating LP 4.50% 2044	11,400	11,930
Essex Portfolio L.P. 3.875% 2024	21,515	21,938
Goldman Sachs Group, Inc. 3.625% 2016	46,650	47,886
Goldman Sachs Group, Inc. 2.90% 2018	15,000	15,396
Goldman Sachs Group, Inc. 2.55% 2019	95,250	94,902
Goldman Sachs Group, Inc. 5.25% 2021	20,000	22,592
Goldman Sachs Group, Inc. 5.75% 2022	20,000	23,156
Goldman Sachs Group, Inc. 3.625% 2023	7,840	7,953
Goldman Sachs Group, Inc. 3.85% 2024	14,700	15,094
Goldman Sachs Group, Inc. 4.00% 2024	7,760	8,065
HCP, Inc. 5.375% 2021	15,000	16,772
American Balanced Fund — Page 4 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Hospitality Properties Trust 6.30% 2016	$12,631	$13,201
Hospitality Properties Trust 6.70% 2018	23,400	25,871
Hospitality Properties Trust 5.00% 2022	4,350	4,591
Hospitality Properties Trust 4.50% 2023	16,130	16,444
Hospitality Properties Trust 4.50% 2025	1,600	1,614
HSBC Holdings PLC 4.25% 2024	25,400	26,481
Intercontinentalexchange, Inc. 2.50% 2018	26,000	26,498
Intesa Sanpaolo SpA 5.017% 2024[3]	26,160	25,436
JPMorgan Chase & Co. 1.35% 2017	23,520	23,533
JPMorgan Chase & Co. 1.625% 2018	21,500	21,283
JPMorgan Chase & Co. 3.25% 2022	12,000	12,090
JPMorgan Chase & Co. 3.20% 2023	5,000	5,007
JPMorgan Chase & Co. 3.625% 2024	2,330	2,388
JPMorgan Chase & Co. 3.875% 2024	95,015	95,210
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated)[4]	25,000	26,531
Keybank National Association 2.50% 2019	17,000	17,089
Kimco Realty Corp., Series C, 5.783% 2016	14,000	14,751
Kimco Realty Corp. 5.70% 2017	6,180	6,735
Kimco Realty Corp. 3.125% 2023	15,705	15,415
Leucadia National Corp. 5.50% 2023	830	853
Liberty Mutual Group Inc. 4.25% 2023[3]	3,000	3,097
Lloyds Banking Group PLC 2.30% 2018	7,430	7,507
Lloyds Banking Group PLC 2.35% 2019	17,895	17,902
Lloyds Banking Group PLC 4.50% 2024	17,000	17,189
MetLife Global Funding I 2.50% 2015[3]	16,000	16,234
MetLife Global Funding I 2.30% 2019[3]	31,975	32,133
Metlife, Inc. 3.60% 2024	12,375	12,725
Morgan Stanley 3.80% 2016	5,700	5,891
Morgan Stanley 2.375% 2019	23,865	23,792
Morgan Stanley 3.75% 2023	5,000	5,138
Morgan Stanley 3.70% 2024	13,815	14,032
Morgan Stanley, Series F, 3.875% 2024	38,800	39,888
Morgan Stanley 4.35% 2026	14,025	14,128
National Australia Bank 2.40% 2019[3]	24,300	24,282
Nationwide Mutual Insurance Co. 5.81% 2024[3,4]	8,150	8,168
New York Life Global Funding 2.10% 2019[3]	15,000	15,068
PNC Bank 2.40% 2019	14,800	14,879
PNC Financial Services Group, Inc. 3.90% 2024	23,800	24,236
PRICOA Global Funding I 1.35% 2017[3]	15,500	15,447
Prologis, Inc. 4.25% 2023	29,420	31,141
Prudential Financial, Inc. 2.30% 2018	7,595	7,690
Prudential Financial, Inc. 3.50% 2024	25,300	25,767
QBE Insurance Group Ltd. 2.40% 2018[3]	17,000	17,015
Rabobank Nederland 2.25% 2019	15,000	15,126
Rabobank Nederland 4.625% 2023	35,495	37,719
Scentre Group 2.375% 2019[3]	14,845	14,753
Scentre Group, 3.50% 2025[3]	33,445	33,647
Simon Property Group, LP 1.50% 2018[3]	13,825	13,748
State Street Corp. 3.30% 2024	15,000	15,256
Sumitomo Mitsui Banking Corp. 2.50% 2018	12,475	12,623
Svenska Handelsbanken AB 2.25% 2019	10,000	10,061
Toronto-Dominion Bank 2.375% 2016	5,725	5,862
Toronto-Dominion Bank 2.25% 2019	14,000	14,044
Unum Group 5.625% 2020	345	389
American Balanced Fund — Page 5 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
US Bancorp., Series T, 1.65% 2017	$19,500	$19,658
US Bancorp. 3.70% 2024	26,300	27,700
US Bank NA 2.125% 2019	30,000	29,923
WEA Finance LLC 2.70% 2019[3]	5,395	5,399
WEA Finance LLC 3.75% 2024[3]	22,800	23,184
WEA Finance LLC 4.75% 2044[3]	6,670	7,142
Wells Fargo & Co. 1.25% 2016	3,000	3,012
Wells Fargo & Co. 3.676% 2016	19,000	19,720
Wells Fargo & Co. 2.125% 2019	25,000	25,019
Wells Fargo & Co. 4.60% 2021	25,000	27,855
Wells Fargo & Co. 3.30% 2024	39,300	39,595
Westpac Banking Corp. 3.00% 2015	15,300	15,630
		2,333,926
Consumer discretionary 1.07%
21st Century Fox America, Inc. 3.70% 2024[3]	18,420	18,985
Amazon.com, Inc. 3.80% 2024	53,575	54,999
Amazon.com, Inc. 4.80% 2034	20,000	20,981
Amazon.com, Inc. 4.95% 2044	36,000	37,363
American Honda Finance Corp. 2.25% 2019[5]	16,500	16,564
Bed Bath & Beyond Inc. 3.749% 2024	9,095	9,231
Carnival Corp. 3.95% 2020	1,795	1,883
CBS Corp. 2.30% 2019	39,300	38,873
Comcast Corp. 6.30% 2017	16,750	18,984
Comcast Corp. 3.60% 2024	1,600	1,684
Comcast Corp. 6.45% 2037	15,000	20,022
Comcast Corp. 4.65% 2042	5,000	5,495
Comcast Corp. 4.75% 2044	22,000	24,618
Cox Communications, Inc. 2.95% 2023[3]	4,500	4,323
DaimlerChrysler North America Holding Corp. 1.30% 2015[3]	6,000	6,026
DaimlerChrysler North America Holding Corp. 1.375% 2017[3]	15,125	15,065
DaimlerChrysler North America Holding Corp. 2.40% 2017[3]	12,000	12,258
DaimlerChrysler North America Holding Corp. 2.25% 2019[3]	13,000	12,970
DaimlerChrysler North America Holding Corp. 2.875% 2021[3]	14,900	15,054
DaimlerChrysler North America Holding Corp. 3.25% 2024[3]	7,570	7,639
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.15% 2042	7,100	7,364
Ford Motor Credit Co. 1.70% 2016	17,000	17,069
Ford Motor Credit Co. 2.50% 2016	13,000	13,151
Ford Motor Credit Co. 1.50% 2017	8,500	8,459
Ford Motor Credit Co. 2.375% 2018	8,990	9,049
Ford Motor Credit Co. 2.597% 2019	50,735	50,519
Ford Motor Credit Co. 4.375% 2023	25,475	27,283
Ford Motor Credit Co. 3.664% 2024	17,500	17,570
General Motors Co. 4.00% 2025	6,075	6,105
General Motors Co. 5.20% 2045	13,500	14,276
General Motors Financial Co. 3.50% 2019	4,685	4,789
Home Depot, Inc. 2.00% 2019	47,700	47,867
Home Depot, Inc. 4.40% 2021	15,000	16,710
Home Depot, Inc. 5.95% 2041	15,000	19,664
Johnson Controls, Inc. 1.40% 2017	10,000	9,917
NBC Universal Enterprise, Inc. 5.25% (undated)[3]	475	495
NBCUniversal Media, LLC 2.875% 2016	12,000	12,311
News America Inc. 3.00% 2022	6,000	5,970
Nordstrom, Inc. 4.00% 2021	6,245	6,691
American Balanced Fund — Page 6 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Thomson Reuters Corp. 1.65% 2017	$9,790	$9,737
Thomson Reuters Corp. 6.50% 2018	20,815	23,677
Thomson Reuters Corp. 4.30% 2023	4,500	4,796
Thomson Reuters Corp. 5.65% 2043	2,000	2,320
Time Inc., Term Loan B, 4.25% 2021[4,6,7]	5,547	5,506
Time Warner Cable Inc. 6.75% 2018	20,000	22,956
Time Warner Inc. 5.875% 2016	9,210	9,990
Time Warner Inc. 4.65% 2044	12,000	12,562
Toyota Motor Credit Corp. 0.875% 2015	16,000	16,047
Toyota Motor Credit Corp. 2.125% 2019	9,450	9,488
Viacom Inc. 2.75% 2019	9,995	10,026
Viacom Inc. 4.25% 2023	8,000	8,263
Viacom Inc. 3.875% 2024	13,100	13,175
Viacom Inc. 4.85% 2034	10,055	10,322
Volkswagen Group of America Finance, LLC 1.60% 2017[3]	11,600	11,567
Volkswagen Group of America Finance, LLC 2.45% 2019[3]	10,250	10,329
Volkswagen International Finance NV 2.375% 2017[3]	16,000	16,320
Walt Disney Co. 1.10% 2017	14,255	14,185
		849,542
Energy 1.06%
Anadarko Petroleum Corp. 5.95% 2016	14,500	15,516
Anadarko Petroleum Corp. 3.45% 2024	8,260	8,080
Anadarko Petroleum Corp. 6.45% 2036	3,700	4,460
BG Energy Capital PLC 2.50% 2015[3]	7,200	7,313
BG Energy Capital PLC 2.875% 2016[3]	8,325	8,539
Canadian Natural Resources Ltd. 5.70% 2017	11,925	12,935
Canadian Natural Resources Ltd. 3.80% 2024	1,720	1,691
Cenovus Energy Inc. 3.00% 2022	7,395	6,933
Cenovus Energy Inc. 3.80% 2023	20,710	20,260
Chevron Corp. 2.193% 2019	19,330	19,423
ConocoPhillips 1.05% 2017	16,000	15,806
Devon Energy Corp. 2.25% 2018	12,060	12,028
Diamond Offshore Drilling, Inc. 4.875% 2043	25,530	21,827
Enbridge Energy Partners, LP, Series B, 6.50% 2018	12,250	13,885
Enbridge Energy Partners, LP 4.20% 2021	300	314
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	15,034
Enbridge Energy Partners, LP 5.50% 2040	15,000	14,754
Enbridge Inc. 5.60% 2017	10,000	10,863
Enbridge Inc. 4.00% 2023	45,000	44,027
EnLink Midstream Partners, LP 4.40% 2024	16,245	16,487
EnLink Midstream Partners, LP 5.05% 2045	9,405	9,121
Enterprise Products Operating LLC 1.25% 2015	10,000	10,029
Enterprise Products Operating LLC 2.55% 2019	10,285	10,193
Enterprise Products Operating LLC 5.20% 2020	6,355	7,018
Enterprise Products Operating LLC 3.35% 2023	13,000	12,881
Enterprise Products Operating LLC 3.90% 2024	34,845	35,555
Enterprise Products Operating LLC 3.75% 2025	4,175	4,200
Exxon Mobil Corp. 0.921% 2017	15,000	14,990
Exxon Mobil Corp. 1.819% 2019	20,000	20,065
Halliburton Co. 2.00% 2018	10,000	9,965
Kinder Morgan Energy Partners, LP 6.00% 2017	18,000	19,455
Kinder Morgan Energy Partners, LP 2.65% 2019	20,000	19,725
Kinder Morgan Energy Partners, LP 3.50% 2021	3,980	3,921
American Balanced Fund — Page 7 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan Energy Partners, LP 4.15% 2022	$12,855	$12,974
Kinder Morgan Energy Partners, LP 4.25% 2024	13,045	13,096
Kinder Morgan Energy Partners, LP 5.40% 2044	13,135	13,210
Kinder Morgan Energy Partners, LP 5.50% 2044	8,793	8,971
Kinder Morgan, Inc. 3.05% 2019	17,150	17,033
Kinder Morgan, Inc. 4.30% 2025	25,695	25,834
Kinder Morgan, Inc. 5.30% 2034	8,205	8,354
Kinder Morgan, Inc. 5.55% 2045	21,500	22,102
Marathon Oil Corp. 0.90% 2015	16,000	15,959
Petróleos Mexicanos 3.50% 2023	22,000	21,098
Shell International Finance BV 1.125% 2017	21,000	20,979
Shell International Finance BV 2.00% 2018	8,915	8,984
Spectra Energy Partners, LP 4.75% 2024	7,030	7,549
Statoil ASA 3.125% 2017	16,500	17,250
Statoil ASA 2.75% 2021	11,945	11,999
Statoil ASA 3.25% 2024	3,405	3,423
Statoil ASA 4.25% 2041	6,000	6,175
StatoilHydro ASA 1.80% 2016	16,000	16,240
Total Capital Canada Ltd. 1.45% 2018	10,940	10,871
Total Capital International 2.125% 2018	10,500	10,594
Total Capital International 2.10% 2019	15,000	15,023
Total Capital SA 3.00% 2015	17,000	17,201
TransCanada PipeLines Ltd. 0.875% 2015	13,000	13,007
TransCanada PipeLines Ltd. 5.00% 2043	22,000	23,139
Transocean Inc. 6.375% 2021	13,050	12,054
Williams Companies, Inc. 4.55% 2024	5,903	5,500
Williams Partners LP 4.125% 2020	3,000	3,078
Williams Partners LP 4.50% 2023	12,400	12,536
Williams Partners LP 4.30% 2024	7,870	7,870
Williams Partners LP 3.90% 2025	12,000	11,557
Williams Partners LP 5.40% 2044	1,915	1,882
		842,835
Consumer staples 0.98%
Altria Group, Inc. 9.25% 2019	5,067	6,519
Altria Group, Inc. 2.625% 2020	30,125	30,247
Altria Group, Inc. 2.95% 2023	12,000	11,625
Altria Group, Inc. 4.00% 2024	7,400	7,730
Altria Group, Inc. 9.95% 2038	13,500	23,165
Altria Group, Inc. 4.50% 2043	18,700	18,907
Altria Group, Inc. 5.375% 2044	4,000	4,571
Anheuser-Busch InBev NV 3.625% 2015	33,000	33,294
Anheuser-Busch InBev NV 4.125% 2015	16,500	16,516
Anheuser-Busch InBev NV 1.375% 2017	16,000	15,997
Anheuser-Busch InBev NV 7.75% 2019	20,000	24,246
British American Tobacco International Finance PLC 2.125% 2017[3]	16,000	16,159
British American Tobacco International Finance PLC 9.50% 2018[3]	11,955	15,061
Coca-Cola Co. 1.50% 2015	18,970	19,163
Coca-Cola Co. 1.80% 2016	17,500	17,798
ConAgra Foods, Inc. 1.90% 2018	4,220	4,195
ConAgra Foods, Inc. 3.20% 2023	10,347	10,153
CVS Caremark Corp. 2.25% 2019	10,960	10,926
CVS Caremark Corp. 4.00% 2023	9,800	10,390
General Mills, Inc. 1.40% 2017	8,115	8,087
American Balanced Fund — Page 8 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
General Mills, Inc. 2.20% 2019	$9,235	$9,168
Imperial Tobacco Finance PLC 2.05% 2018[3]	16,000	15,922
Imperial Tobacco Finance PLC 3.50% 2023[3]	17,000	16,732
Kraft Foods Inc. 2.25% 2017	9,725	9,892
Kraft Foods Inc. 5.375% 2020	10,472	11,898
Kraft Foods Inc. 3.50% 2022	23,285	23,899
Kroger Co. 3.85% 2023	3,655	3,796
Kroger Co. 5.00% 2042	2,500	2,734
Kroger Co. 5.15% 2043	6,800	7,772
Mondelez International, Inc. 4.00% 2024	12,400	12,998
PepsiCo, Inc. 7.90% 2018	15,000	18,264
Pernod Ricard SA 2.95% 2017[3]	35,500	36,341
Pernod Ricard SA 4.45% 2022[3]	9,600	10,294
Philip Morris International Inc. 3.25% 2024	49,800	50,012
Philip Morris International Inc. 4.875% 2043	4,000	4,477
Philip Morris International Inc. 4.25% 2044	6,000	6,127
Procter & Gamble Co. 1.45% 2016	13,460	13,625
Reynolds American Inc. 3.25% 2022	11,420	11,143
Reynolds American Inc. 4.85% 2023	12,000	12,940
Reynolds American Inc. 6.15% 2043	4,385	5,104
SABMiller Holdings Inc. 2.45% 2017[3]	20,245	20,667
SABMiller Holdings Inc. 2.20% 2018[3]	18,700	18,766
Tyson Foods, Inc. 3.95% 2024	7,325	7,587
Walgreens Boots Alliance, Inc. 3.30% 2021	20,000	20,169
Walgreens Boots Alliance, Inc. 3.80% 2024	28,750	29,381
Wal-Mart Stores, Inc. 2.875% 2015	11,700	11,768
Wal-Mart Stores, Inc. 2.80% 2016	19,000	19,508
Wal-Mart Stores, Inc. 3.30% 2024	19,055	19,713
Wal-Mart Stores, Inc. 4.00% 2043	2,784	2,901
Wal-Mart Stores, Inc. 4.30% 2044	6,516	7,143
WM. Wrigley Jr. Co 2.40% 2018[3]	300	302
WM. Wrigley Jr. Co 3.375% 2020[3]	30,670	31,390
		777,182
Health care 0.91%
AbbVie Inc. 1.75% 2017	8,000	8,024
AbbVie Inc. 2.90% 2022	9,100	8,975
AbbVie Inc. 4.40% 2042	13,400	13,880
Aetna Inc. 2.20% 2019	10,050	9,994
Bayer AG 2.375% 2019[3]	24,345	24,469
Bayer AG 3.00% 2021[3]	16,300	16,458
Bayer AG 3.375% 2024[3]	7,000	7,138
Becton, Dickinson and Co. 3.734% 2024	26,270	27,091
Becton, Dickinson and Co. 4.685% 2044	8,500	9,192
Catholic Health Initiatives, Series 2012, 1.60% 2017	2,000	1,993
Celgene Corp 3.625% 2024	32,655	33,409
Celgene Corp 4.625% 2044	2,400	2,499
DENTSPLY International Inc. 2.75% 2016	9,830	10,051
Express Scripts Inc. 3.125% 2016	5,000	5,143
Gilead Sciences, Inc. 3.05% 2016	11,425	11,864
Gilead Sciences, Inc. 2.35% 2020	16,000	16,105
Gilead Sciences, Inc. 3.70% 2024	21,850	22,961
Gilead Sciences, Inc. 3.50% 2025	11,710	12,044
Gilead Sciences, Inc. 4.50% 2045	23,500	25,222
American Balanced Fund — Page 9 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Humana Inc. 3.15% 2022	$20,000	$19,481
McKesson Corp. 3.796% 2024	14,345	14,764
Medco Health Solutions, Inc. 2.75% 2015	10,095	10,230
Medtronic, Inc. 2.50% 2020[3]	14,580	14,636
Medtronic, Inc. 3.50% 2025[3]	42,200	43,262
Medtronic, Inc. 4.375% 2035[3]	18,140	19,309
Medtronic, Inc. 4.625% 2045[3]	19,325	21,036
Novartis Capital Corp. 2.90% 2015	16,000	16,125
Novartis Capital Corp. 3.40% 2024	23,650	24,652
Pfizer Inc. 7.20% 2039	1,200	1,750
Pfizer Inc. 2.10% 2019	26,385	26,554
Pfizer Inc. 3.40% 2024	9,505	9,909
Pfizer Inc. 4.40% 2044	6,000	6,554
Roche Holdings, Inc. 2.25% 2019[3]	17,000	17,127
Roche Holdings, Inc. 2.875% 2021[3]	22,000	22,308
Roche Holdings, Inc. 3.35% 2024[3]	27,240	28,207
Thermo Fisher Scientific Inc. 1.30% 2017	15,000	14,924
Thermo Fisher Scientific Inc. 2.40% 2019	13,375	13,408
Thermo Fisher Scientific Inc. 3.30% 2022	4,550	4,565
Thermo Fisher Scientific Inc. 4.15% 2024	26,630	28,137
UnitedHealth Group Inc. 1.40% 2017	10,000	9,999
UnitedHealth Group Inc. 6.00% 2017	22,170	24,597
UnitedHealth Group Inc. 6.00% 2018	35,000	39,426
WellPoint, Inc. 2.25% 2019	15,500	15,361
WellPoint, Inc. 3.50% 2024	14,100	14,230
		727,063
Utilities 0.77%
American Electric Power Co. 2.95% 2022	16,090	15,811
Berkshire Hathaway Energy Co. 2.40% 2020[3]	10,053	10,021
Berkshire Hathaway Energy Co. 3.50% 2025[3]	8,630	8,703
CenterPoint Energy Resources Corp. 4.50% 2021	8,751	9,609
CMS Energy Corp. 8.75% 2019	6,647	8,330
CMS Energy Corp. 5.05% 2022	8,100	9,095
CMS Energy Corp. 3.875% 2024	14,310	14,887
Consumers Energy Co., First Mortgage Bonds, 3.125% 2024	17,095	17,188
Dominion Gas Holdings LLC 2.50% 2019	17,885	17,950
Dominion Gas Holdings LLC 3.60 2024	8,678	8,846
Duke Energy Carolinas, Inc. 4.0% 2042	96	99
Duke Energy Corp. 3.95% 2023	7,000	7,435
Duke Energy Corp. 3.75% 2024	16,800	17,510
Duke Energy Progress Inc. 4.15% 2044	26,830	28,645
E.ON International Finance BV 5.80% 2018[3]	24,450	27,290
Electricité de France SA 6.95% 2039[3]	12,000	16,357
Electricité de France SA 4.875% 2044[3]	9,000	10,029
Entergy Corp. 4.70% 2017	9,600	10,115
MidAmerican Energy Co. 2.40% 2019	5,500	5,590
MidAmerican Energy Holdings Co. 5.75% 2018	15,300	17,159
MidAmerican Energy Holdings Co. 3.75% 2023	33,100	34,575
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	11,017
National Rural Utilities Cooperative Finance Corp. 2.15% 2019	18,000	18,027
National Rural Utilities Cooperative Finance Corp. 3.40% 2023	8,000	8,290
Niagara Mohawk Power Corp. 3.508% 2024[3]	6,375	6,579
Northern States Power Co. 4.125% 2044	18,000	19,126
American Balanced Fund — Page 10 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
NV Energy, Inc 6.25% 2020	$10,168	$11,961
Ohio Power Co., Series G, 6.60% 2033	165	220
Pacific Gas and Electric Co. 3.25% 2023	7,528	7,556
Pacific Gas and Electric Co. 3.85% 2023	21,430	22,347
Pacific Gas and Electric Co. 3.40% 2024	21,559	21,861
Pacific Gas and Electric Co. 3.75% 2024	30,000	31,297
Pacific Gas and Electric Co. 4.75% 2044	5,200	5,742
Pacific Gas and Electric Co. 4.30% 2045	8,570	8,834
PacifiCorp., First Mortgage Bonds, 5.65% 2018	2,465	2,787
PacifiCorp., First Mortgage Bonds, 3.60% 2024	20,505	21,232
PG&E Corp. 2.40% 2019	9,380	9,404
Public Service Electric and Gas Co. 2.00% 2019	10,680	10,663
Public Service Electric and Gas Co., 2.375% 2023	2,075	1,999
Public Service Electric and Gas Co., 3.05% 2024	13,425	13,506
Puget Sound Energy, Inc., First Lien, 6.50% 2020	5,750	6,766
Puget Sound Energy, Inc., First Lien, 6.00% 2021	8,400	9,841
Puget Sound Energy, Inc., First Lien, 5.625% 2022	9,050	10,488
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	14,000	14,560
Tampa Electric Co. 4.35% 2044	18,025	19,302
Teco Finance, Inc. 5.15% 2020	5,627	6,291
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,6]	1,886	2,001
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	11,163
Virginia Electric and Power Co. 3.45% 2024	6,415	6,618
Virginia Electric and Power Co. 4.45% 2044	1,195	1,311
		616,033
Industrials 0.54%
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[6]	11,013	11,839
Atlas Copco AB 5.60% 2017[3]	15,905	17,356
Boeing Company 0.95% 2018	12,000	11,743
Burlington Northern Santa Fe LLC 3.00% 2023	4,000	3,995
Burlington Northern Santa Fe LLC 4.90% 2044	15,000	16,933
Canadian National Railway Co. 1.45% 2016	8,900	8,968
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[6]	435	441
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	3,709	3,897
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	2,667	2,806
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[6]	5,606	6,205
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[6]	6,365	6,859
CSX Corp. 6.25% 2015	1,997	2,024
CSX Corp. 3.40% 2024	8,620	8,748
Danaher Corp. 2.30% 2016	16,795	17,184
ERAC USA Finance Co. 2.80% 2018[3]	9,900	10,121
General Electric Capital Corp. 1.00% 2015	8,700	8,741
General Electric Capital Corp., Series A, 2.25% 2015	21,500	21,803
General Electric Capital Corp. 2.95% 2016	5,305	5,463
General Electric Capital Corp. 2.30% 2017	26,100	26,750
General Electric Capital Corp. 2.45% 2017	15,000	15,420
General Electric Capital Corp., Series A, 6.00% 2019	9,000	10,479
General Electric Capital Corp. 3.45% 2024	14,000	14,483
General Electric Co. 0.85% 2015	14,500	14,542
General Electric Co. 2.70% 2022	16,000	16,034
General Electric Co. 4.125% 2042	11,000	11,435
General Electric Co. 4.50% 2044	2,600	2,870
General Electric Corp. 5.25% 2017	16,000	17,758
American Balanced Fund — Page 11 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Norfolk Southern Corp. 5.75% 2016	$7,615	$7,983
Southwest Airlines Co. 2.75% 2019	11,780	11,847
Union Pacific Corp. 5.70% 2018	11,150	12,711
United Technologies Corp. 3.10% 2022	44,309	45,284
United Technologies Corp. 4.50% 2042	22,060	24,116
Volvo Treasury AB 5.95% 2015[3]	9,460	9,571
Waste Management, Inc. 2.60% 2016	8,890	9,100
Waste Management, Inc. 2.90% 2022	15,000	14,868
		430,377
Telecommunication services 0.48%
AT&T Inc. 2.40% 2016	18,000	18,376
AT&T Inc. 4.80% 2044	11,800	12,071
British Telecommunications PLC 2.35% 2019	18,950	18,941
Deutsche Telekom International Finance BV 9.25% 2032	9,719	15,751
Deutsche Telekom International Finance BV 4.875% 2042[3]	620	665
France Télécom 4.125% 2021	20,000	21,457
Orange SA 2.75% 2019	16,977	17,309
Orange SA 5.50% 2044	14,000	16,485
Telecom Italia Capital SA 6.999% 2018	4,992	5,566
Telefónica Emisiones, SAU 3.992% 2016	18,000	18,521
Telefónica Emisiones, SAU 3.192% 2018	15,000	15,439
Verizon Communications Inc. 3.00% 2021	10,000	9,877
Verizon Communications Inc. 5.15% 2023	57,250	63,262
Verizon Communications Inc. 3.50% 2024	27,040	26,622
Verizon Communications Inc. 6.25% 2037	20,000	24,593
Verizon Communications Inc. 6.55% 2043	35,095	45,028
Verizon Communications Inc. 4.862% 2046[3]	21,656	22,300
Verizon Communications Inc. 5.012% 2054[3]	28,783	29,908
		382,171
Materials 0.31%
Cliffs Natural Resources Inc. 4.875% 2021	2,310	1,253
Eastman Chemical Co. 2.70% 2020	21,000	21,143
Eastman Chemical Co. 3.80% 2025	9,800	9,997
Ecolab Inc. 3.00% 2016	9,410	9,723
Ecolab Inc. 4.35% 2021	1,000	1,091
Ecolab Inc. 5.50% 2041	1,500	1,812
Georgia-Pacific Corp. 2.539% 2019[3]	21,000	21,017
Georgia-Pacific Corp. 3.60% 2025[3]	17,000	17,108
Glencore Xstrata LLC 2.50% 2019[3]	16,000	15,770
Glencore Xstrata LLC 4.625% 2024[3]	8,300	8,374
Holcim Ltd. 5.15% 2023[3]	12,500	13,957
International Paper Co. 3.65% 2024	8,500	8,511
International Paper Co. 7.30% 2039	8,425	11,208
Monsanto Co. 3.375% 2024	10,000	10,181
Monsanto Co. 4.40% 2044	13,090	13,638
Mosaic Co. 4.25% 2023	4,600	4,863
Mosaic Co. 5.625% 2043	4,000	4,601
Newcrest Finance Pty Ltd. 4.45% 2021[3]	12,625	12,015
Packaging Corp. of America 4.50% 2023	610	640
Praxair, Inc. 1.05% 2017	16,000	15,843
Rio Tinto Finance (USA) Ltd. 2.25% 2016	15,000	15,286
Rio Tinto Finance (USA) Ltd. 1.625% 2017	16,000	16,005
American Balanced Fund — Page 12 of 27

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Rohm and Haas Co. 6.00% 2017	$5,003	$5,537
Xstrata Canada Financial Corp. 4.95% 2021[3]	10,000	10,565
		250,138
Information technology 0.21%
International Business Machines Corp. 1.95% 2016	52,500	53,522
International Business Machines Corp. 2.00% 2016	16,000	16,241
International Business Machines Corp. 3.625% 2024	30,960	32,317
KLA-Tencor Corp. 4.65% 2024	17,000	17,633
Oracle Corp. 2.25% 2019	18,500	18,645
Oracle Corp. 2.375% 2019	17,500	17,820
Oracle Corp. 2.80% 2021	6,100	6,185
Xerox Corp. 2.75% 2019	5,000	5,017
		167,380
Total corporate bonds & notes		7,376,647
U.S. Treasury bonds & notes 7.90% U.S. Treasury 6.34%
U.S. Treasury 0.25% 2015	489,000	489,323
U.S. Treasury 0.375% 2015	382,000	382,489
U.S. Treasury 1.375% 2015	70,000	70,712
U.S. Treasury 0.625% 2016	217,500	217,798
U.S. Treasury 1.50% 2016	205,000	208,087
U.S. Treasury 4.50% 2016	58,500	61,215
U.S. Treasury 0.875% 2017	136,675	136,857
U.S. Treasury 0.625% 2018	775,000	759,438
U.S. Treasury 1.50% 2019	511,500	508,201
U.S. Treasury 1.50% 2019	157,895	157,536
U.S. Treasury 1.625% 2019	351,250	350,864
U.S. Treasury 1.625% 2019	65,000	65,173
U.S. Treasury 1.625% 2019	40,000	40,066
U.S. Treasury 1.75% 2019	382,150	384,328
U.S. Treasury 2.25% 2024	256,000	257,841
U.S. Treasury 2.75% 2024	50,000	52,601
U.S. Treasury 5.50% 2028	58,750	80,304
U.S. Treasury 5.375% 2031	40,000	55,819
U.S. Treasury 4.50% 2036	104,882	140,082
U.S. Treasury 3.75% 2041	1,000	1,206
U.S. Treasury 3.125% 2043	78,550	84,374
U.S. Treasury 3.625% 2043	135,350	159,247
U.S. Treasury 3.00% 2044	13,100	13,766
U.S. Treasury 3.125% 2044	39,797	42,828
U.S. Treasury 3.375% 2044	27,000	30,411
U.S. Treasury 3.625% 2044	258,125	303,921
		5,054,487
U.S. Treasury inflation-protected securities 1.56%
U.S. Treasury Inflation-Protected Security 0.50% 2015[5]	27,392	27,037
U.S. Treasury Inflation-Protected Security 2.125% 2019[5]	55,298	59,552
U.S. Treasury Inflation-Protected Security 0.375% 2023[5]	22,550	22,389
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	62,627	60,600
U.S. Treasury Inflation-Protected Security 0.625% 2024[5]	349,363	352,521
U.S. Treasury Inflation-Protected Security 2.375% 2025[5]	62,986	74,279
American Balanced Fund — Page 13 of 27

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.75% 2042[5]	$79,550	$77,920
U.S. Treasury Inflation-Protected Security 0.625% 2043[5]	69,404	65,798
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	438,688	501,401
		1,241,497
Total U.S. Treasury bonds & notes		6,295,984
Mortgage-backed obligations 6.67%
Australia & New Zealand Banking Group Ltd. 1.00% 2016[3,6]	500	502
Australia & New Zealand Banking Group Ltd. 2.40% 2016[3,6]	750	768
Aventura Mall Trust, Series A, 3.743% 2032[3,4,6]	20,700	22,023
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[4,6]	6,533	6,881
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[4,6]	23,585	24,365
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 2045[4,6]	5,899	5,988
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046[6]	1,854	1,941
Banc of America Commercial Mortgage Inc., Series 2007-2, Class A-M, 5.791% 2049[4,6]	4,100	4,436
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.563% 2049[4,6]	13,569	14,576
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.427% 2051[4,6]	24,985	27,615
Bank of Montreal 2.85% 2015[3,6]	17,000	17,172
Bank of Montreal 2.625% 2016[3,6]	650	664
Bank of Montreal 1.95% 2017[3,6]	250	254
Bank of Nova Scotia 2.15% 2016[3,6]	350	357
Bank of Nova Scotia 1.95% 2017[3,6]	200	203
Bank of Nova Scotia 1.75% 2017[3,6]	65,625	66,431
Bank of Nova Scotia 2.125% 2019[6]	16,225	16,278
Barclays Bank PLC 2.50% 2015[3,6]	550	558
Barclays Bank PLC 2.25% 2017[3,6]	2,850	2,910
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class AM, 5.449% 2040[4,6]	20,000	20,658
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A1A, 5.557% 2038[4,6]	8,308	8,676
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[4,6]	9,665	10,496
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-1-A, 5.65% 2050[4,6]	1,840	2,006
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[4,6]	6,425	7,076
Caisse Centrale Desjardins 1.60% 2017[3,6]	600	606
Canadian Imperial Bank of Commerce 2.75% 2016[3,6]	400	409
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 2.489% 2033[4,6]	2,784	2,754
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A-4, 5.431% 2049[6]	6,352	6,730
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.40% 2044[4,6]	8,657	8,800
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[6]	21,281	22,365
COMM Mortgage Trust Series 2014-277P, Class A, 3.611% 2049[3,4,6]	33,500	35,054
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[6]	18,806	20,101
Commercial Mortgage Trust, Series 2007-C9, Class A-1-A, 5.796% 2049[4,6]	1,008	1,092
Commonwealth Bank of Australia 0.75% 2016[3,6]	13,750	13,754
Commonwealth Bank of Australia 2.25% 2017[3,6]	675	690
Commonwealth Bank of Australia 1.875% 2018[3,6]	5,700	5,698
Commonwealth Bank of Australia 2.00% 2019[3,6]	23,500	23,488
Connecticut Avenue Securities, Series 2013-C01, Class M-1, 2.155% 2023[3,4,6]	816	820
Connecticut Avenue Securities, Series 2014-C01, Class M-1, 1.755% 2024[3,4,6]	1,734	1,727
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, 1.105% 2024[4,6]	7,771	7,636
Connecticut Avenue Securities, Series 2014-C03, Class 2M-1, 1.355% 2024[4,6]	4,509	4,437
Connecticut Avenue Securities, Series 2014-C03, Class 1M-1, 1.355% 2024[4,6]	2,827	2,800
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[3,6]	800	803
Credit Suisse Group AG 2.60% 2016[3,6]	700	717
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 01.05% 2027[3,4,6]	5,215	5,209
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032[6]	474	514
American Balanced Fund — Page 14 of 27

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032[6]	$747	$799
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033[6]	621	667
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[6]	1,116	1,187
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034[6]	3,717	3,830
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A-1-A-1, 5.893% 2039[4,6]	6,970	7,488
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[6]	7,244	7,642
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[4,6]	18,360	19,833
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[3,6]	15,381	15,817
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3,6]	13,228	13,548
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[3,6]	9,500	10,733
DNB ASA 1.45% 2019[3,6]	925	919
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.003% 2031[3,4,6]	20,910	20,924
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-B, 1.353% 2031[3,4,6]	4,005	3,966
Fannie Mae 11.00% 2018[6]	41	44
Fannie Mae 4.50% 2025[6]	6,383	6,900
Fannie Mae 4.50% 2025[6]	6,461	6,984
Fannie Mae 2.50% 2027[6]	1,175	1,199
Fannie Mae 2.50% 2027[6]	2,389	2,439
Fannie Mae 2.50% 2027[6]	1,860	1,898
Fannie Mae 2.50% 2027[6]	987	1,007
Fannie Mae 2.50% 2027[6]	34,537	35,255
Fannie Mae 2.50% 2027[6]	33,237	33,928
Fannie Mae 2.50% 2027[6]	992	1,012
Fannie Mae 2.50% 2027[6]	2,090	2,133
Fannie Mae 2.50% 2028[6]	26,327	26,859
Fannie Mae 2.50% 2028[6]	6,161	6,289
Fannie Mae 2.50% 2028[6]	1,733	1,768
Fannie Mae 2.50% 2028[6]	402	410
Fannie Mae 2.50% 2028[6]	861	878
Fannie Mae 2.50% 2028[6]	1,086	1,108
Fannie Mae 2.50% 2028[6]	2,642	2,695
Fannie Mae 2.50% 2028[6]	2,624	2,677
Fannie Mae 2.50% 2028[6]	2,837	2,891
Fannie Mae 5.50% 2033[6]	471	530
Fannie Mae 5.50% 2033[6]	4,598	5,169
Fannie Mae 5.50% 2033[6]	4,102	4,617
Fannie Mae 4.50% 2034[6]	16,815	18,330
Fannie Mae 5.50% 2035[6]	1,978	2,226
Fannie Mae 5.50% 2035[6]	1,054	1,191
Fannie Mae 5.00% 2035[6]	1,842	2,045
Fannie Mae 6.50% 2035[6]	3,803	4,405
Fannie Mae 5.50% 2036[6]	407	457
Fannie Mae 5.50% 2036[6]	368	413
Fannie Mae 6.00% 2036[6]	1,158	1,313
Fannie Mae 6.00% 2037[6]	15,315	17,333
Fannie Mae 6.50% 2037[6]	1,609	1,816
Fannie Mae 7.00% 2037[6]	379	424
Fannie Mae 6.50% 2037[6]	3,165	3,495
Fannie Mae 6.50% 2037[6]	3,121	3,541
Fannie Mae 7.00% 2037[6]	834	931
Fannie Mae 7.00% 2037[6]	615	687
Fannie Mae 5.50% 2038[6]	903	1,009
Fannie Mae 6.50% 2038[6]	4,464	4,947
American Balanced Fund — Page 15 of 27

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 6.00% 2039[6]	$23,196	$26,330
Fannie Mae 5.50% 2039[6]	152	170
Fannie Mae 5.00% 2040[6]	2,406	2,660
Fannie Mae 3.251% 2040[4,6]	1,413	1,513
Fannie Mae 4.38% 2040[4,6]	1,330	1,411
Fannie Mae 3.577% 2040[4,6]	948	1,015
Fannie Mae 5.00% 2040[6]	20,065	22,192
Fannie Mae 4.00% 2040[6]	25,024	26,884
Fannie Mae 4.186% 2040[4,6]	3,569	3,788
Fannie Mae 4.50% 2040[6]	16,915	18,381
Fannie Mae 5.00% 2040[6]	3,274	3,624
Fannie Mae 5.00% 2040[6]	2,272	2,509
Fannie Mae 4.50% 2040[6]	25,814	28,051
Fannie Mae 4.50% 2040[6]	21,325	23,177
Fannie Mae 4.00% 2040[6]	4,547	4,901
Fannie Mae 4.50% 2041[6]	10,024	10,889
Fannie Mae 3.076% 2041[4,6]	838	895
Fannie Mae 3.529% 2041[4,6]	481	506
Fannie Mae 5.00% 2041[6]	3,657	4,042
Fannie Mae 5.00% 2041[6]	3,095	3,426
Fannie Mae 4.00% 2041[6]	12,676	13,546
Fannie Mae 5.00% 2041[6]	3,156	3,491
Fannie Mae 5.00% 2041[6]	1,490	1,647
Fannie Mae 5.00% 2041[6]	294	325
Fannie Mae 3.441% 2041[4,6]	1,079	1,138
Fannie Mae 5.00% 2041[6]	3,451	3,821
Fannie Mae 5.00% 2041[6]	2,916	3,229
Fannie Mae 5.00% 2041[6]	344	381
Fannie Mae 5.00% 2041[6]	44	49
Fannie Mae 5.00% 2041[6]	40	44
Fannie Mae 5.00% 2041[6]	2,625	2,908
Fannie Mae 5.00% 2041[6]	2,056	2,274
Fannie Mae 5.00% 2041[6]	748	828
Fannie Mae 5.00% 2041[6]	709	788
Fannie Mae 5.00% 2041[6]	250	276
Fannie Mae 5.00% 2041[6]	157	175
Fannie Mae 5.00% 2041[6]	849	940
Fannie Mae 4.00% 2041[6]	12,933	13,897
Fannie Mae 4.00% 2041[6]	2,445	2,637
Fannie Mae 5.00% 2041[6]	358	396
Fannie Mae 5.00% 2041[6]	82	91
Fannie Mae 4.00% 2041[6]	3,587	3,863
Fannie Mae 3.547% 2041[4,6]	14,783	15,510
Fannie Mae 4.00% 2041[6]	16,785	18,034
Fannie Mae 4.00% 2041[6]	13,971	14,927
Fannie Mae 4.00% 2041[6]	8,389	8,963
Fannie Mae 4.00% 2041[6]	7,567	8,154
Fannie Mae 4.00% 2041[6]	4,316	4,652
Fannie Mae 4.00% 2042[6]	12,385	13,347
Fannie Mae 4.00% 2042[6]	3,072	3,295
Fannie Mae 5.00% 2042[6]	656	726
Fannie Mae 4.00% 2042[6]	37,458	40,362
Fannie Mae 4.00% 2042[6]	10,035	10,784
Fannie Mae 4.00% 2042[6]	4,483	4,808
Fannie Mae 4.00% 2042[6]	17,569	18,880
American Balanced Fund — Page 16 of 27

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 3.50% 2042[6]	$23,800	$24,839
Fannie Mae 4.00% 2042[6]	6,733	7,275
Fannie Mae 3.50% 2042[6]	6,959	7,287
Fannie Mae 4.00% 2042[6]	30,511	32,600
Fannie Mae 4.00% 2042[6]	17,289	18,473
Fannie Mae 4.00% 2042[6]	2,802	2,993
Fannie Mae 4.00% 2042[6]	54,078	58,443
Fannie Mae 4.00% 2042[6]	26,615	28,766
Fannie Mae 5.00% 2042[6]	508	560
Fannie Mae 4.00% 2042[6]	11,158	12,039
Fannie Mae 2.515% 2043[4,6]	1,337	1,350
Fannie Mae 3.00% 2043[6]	11,079	11,224
Fannie Mae 4.00% 2043[6]	18,639	20,081
Fannie Mae 3.00% 2043[6]	37,234	37,718
Fannie Mae 3.00% 2043[6]	21,716	22,006
Fannie Mae 3.00% 2043[6]	4,705	4,766
Fannie Mae 3.00% 2043[6]	907	918
Fannie Mae 3.50% 2043[6]	53,309	55,625
Fannie Mae 3.50% 2043[6]	45,711	47,698
Fannie Mae 3.00% 2043[6]	4,688	4,748
Fannie Mae 3.00% 2043[6]	2,743	2,778
Fannie Mae 3.00% 2043[6]	1,169	1,184
Fannie Mae 3.00% 2043[6]	1,086	1,100
Fannie Mae 3.00% 2043[6]	959	971
Fannie Mae 3.00% 2043[6]	929	941
Fannie Mae 3.00% 2043[6]	888	900
Fannie Mae 3.50% 2043[6]	28,424	29,659
Fannie Mae 4.00% 2043[6]	66,701	71,959
Fannie Mae 4.00% 2043[6]	3,392	3,659
Fannie Mae 3.00% 2043[6]	41,118	41,645
Fannie Mae 3.00% 2043[6]	7,913	8,013
Fannie Mae 3.00% 2043[6]	923	935
Fannie Mae 3.00% 2043[6]	736	745
Fannie Mae 3.50% 2043[6]	20,163	21,039
Fannie Mae 3.50% 2043[6]	19,213	20,048
Fannie Mae 3.50% 2043[6]	10,696	11,160
Fannie Mae 3.50% 2043[6]	9,325	9,730
Fannie Mae 3.50% 2043[6]	9,175	9,574
Fannie Mae 3.50% 2043[6]	6,603	6,890
Fannie Mae 3.00% 2043[6]	163,816	165,888
Fannie Mae 3.00% 2043[6]	2,540	2,573
Fannie Mae 3.00% 2043[6]	2,464	2,495
Fannie Mae 3.00% 2043[6]	1,913	1,937
Fannie Mae 3.00% 2043[6]	1,876	1,900
Fannie Mae 3.00% 2043[6]	866	877
Fannie Mae 3.00% 2043[6]	865	875
Fannie Mae 3.00% 2043[6]	818	828
Fannie Mae 4.00% 2043[6]	9,284	9,920
Fannie Mae 4.00% 2043[6]	5,296	5,659
Fannie Mae 3.00% 2043[6]	16,270	16,474
Fannie Mae 3.00% 2043[6]	16,147	16,360
Fannie Mae 3.00% 2043[6]	13,090	13,251
Fannie Mae 3.00% 2043[6]	4,766	4,826
Fannie Mae 3.00% 2043[6]	4,725	4,783
Fannie Mae 3.00% 2043[6]	4,626	4,683
American Balanced Fund — Page 17 of 27

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 3.00% 2043[6]	$2,621	$2,653
Fannie Mae 3.00% 2043[6]	956	968
Fannie Mae 3.00% 2043[6]	953	964
Fannie Mae 4.00% 2043[6]	79,291	84,721
Fannie Mae 3.00% 2043[6]	21,683	21,957
Fannie Mae 3.00% 2043[6]	19,364	19,606
Fannie Mae 3.00% 2043[6]	199	202
Fannie Mae 4.00% 2043[6]	4,627	4,965
Fannie Mae 3.00% 2043[6]	8,275	8,377
Fannie Mae 4.00% 2043[6]	10,973	11,797
Fannie Mae 4.00% 2043[6]	1,104	1,191
Fannie Mae 4.00% 2043[6]	144	154
Fannie Mae 3.00% 2043[6]	17,491	17,709
Fannie Mae 4.00% 2043[6]	648	700
Fannie Mae 4.00% 2043[6]	648	700
Fannie Mae 4.00% 2043[6]	633	683
Fannie Mae 4.00% 2043[6]	499	539
Fannie Mae 4.00% 2043[6]	472	508
Fannie Mae 4.50% 2043[6]	24,267	26,352
Fannie Mae 4.50% 2043[6]	16,215	17,607
Fannie Mae 3.00% 2044[6]	166	168
Fannie Mae 3.50% 2044[6]	43,864	45,770
Fannie Mae 3.50% 2044[6]	29,021	30,283
Fannie Mae 3.50% 2044[6]	26,743	27,906
Fannie Mae 3.50% 2045[6,8]	349,130	363,794
Fannie Mae 4.50% 2045[6,8]	92,417	100,310
Fannie Mae 5.00% 2045[6,8]	96,715	106,857
Fannie Mae 4.00% 2045[6,8]	45,000	47,891
Fannie Mae 4.50% 2045[6,8]	164,483	178,223
Fannie Mae 7.00% 2047[6]	18	20
Fannie Mae 6.50% 2047[6]	276	308
Fannie Mae 6.50% 2047[6]	82	91
Fannie Mae 6.50% 2047[6]	59	65
Fannie Mae 7.00% 2047[6]	297	335
Fannie Mae 7.00% 2047[6]	269	304
Fannie Mae 7.00% 2047[6]	249	281
Fannie Mae 7.00% 2047[6]	89	101
Fannie Mae 6.50% 2047[6]	434	484
Fannie Mae 7.00% 2047[6]	294	332
Fannie Mae, Series 2001-4, Class NA, 10.005% 2025[4,6]	16	17
Fannie Mae, Series 2001-20, Class D, 11.006% 2031[4,6]	9	9
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[6]	1,872	1,718
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[6]	3,647	4,034
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[6]	223	248
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[6]	381	442
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[6]	297	347
Fannie Mae, Series 2002-W1, Class 2A, 6.532% 2042[4,6]	434	507
Firstmac Bond Trust, Series 2014-1A, Class A2A, 0.504% 2015[3,4,6]	24,250	24,276
Freddie Mac 5.00% 2023[6]	3,083	3,336
Freddie Mac 5.00% 2023[6]	1,973	2,134
Freddie Mac 5.00% 2023[6]	740	800
Freddie Mac 5.00% 2023[6]	836	904
Freddie Mac 5.00% 2023[6]	833	901
Freddie Mac 5.00% 2023[6]	4,499	4,866
Freddie Mac 5.00% 2024[6]	6,104	6,643
American Balanced Fund — Page 18 of 27

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 6.00% 2026[6]	$2,313	$2,619
Freddie Mac 6.00% 2026[6]	1,885	2,136
Freddie Mac 6.00% 2026[6]	1,700	1,927
Freddie Mac 6.50% 2027[6]	1,108	1,263
Freddie Mac 6.50% 2027[6]	342	390
Freddie Mac 6.50% 2027[6]	135	154
Freddie Mac 6.50% 2028[6]	493	563
Freddie Mac 5.50% 2037[6]	114	127
Freddie Mac 5.50% 2037[6]	425	476
Freddie Mac 5.50% 2038[6]	384	430
Freddie Mac 6.00% 2038[6]	405	458
Freddie Mac 6.00% 2038[6]	2,631	2,974
Freddie Mac 5.50% 2038[6]	156	174
Freddie Mac 5.50% 2039[6]	538	602
Freddie Mac 3.835% 2039[4,6]	1,024	1,093
Freddie Mac 4.50% 2040[6]	761	825
Freddie Mac 4.50% 2040[6]	19,953	21,653
Freddie Mac 3.106% 2040[4,6]	123	132
Freddie Mac 2.834% 2041[4,6]	157	164
Freddie Mac 4.50% 2041[6]	823	896
Freddie Mac 3.401% 2041[4,6]	163	172
Freddie Mac 4.50% 2041[6]	2,394	2,598
Freddie Mac 4.50% 2041[6]	1,028	1,120
Freddie Mac 3.249% 2041[4,6]	1,628	1,728
Freddie Mac 4.50% 2041[6]	879	954
Freddie Mac 5.00% 2041[6]	922	1,023
Freddie Mac 4.50% 2041[6]	2,211	2,401
Freddie Mac 4.50% 2041[6]	476	517
Freddie Mac 2.575% 2042[4,6]	1,063	1,075
Freddie Mac 2.352% 2043[4,6]	8,501	8,536
Freddie Mac 4.00% 2043[6]	1,791	1,923
Freddie Mac 4.00% 2043[6]	3,101	3,328
Freddie Mac 4.00% 2043[6]	1,292	1,387
Freddie Mac 4.00% 2043[6]	1,094	1,178
Freddie Mac 4.00% 2043[6]	894	963
Freddie Mac 4.00% 2043[6]	748	805
Freddie Mac 4.00% 2043[6]	560	604
Freddie Mac 3.50% 2044[6]	75,633	78,711
Freddie Mac 3.128% 2044[4,6]	4,285	4,433
Freddie Mac, Series 2013-DN1, Class M-1, 3.555% 2023[4,6]	9,384	9,702
Freddie Mac, Series 2013-DN2, Class M-1, 1.605% 2023[4,6]	7,395	7,359
Freddie Mac, Series 2014-DN1, Class M-1, 1.155% 2024[4,6]	1,255	1,246
Freddie Mac, Series 2014-DN2, Class M-1, 1.005% 2024[4,6]	6,175	6,128
Freddie Mac, Series 2014-DN2, Class M-2, 1.805% 2024[4,6]	8,535	8,244
Freddie Mac, Series 2014-DN3, Class M-1, 1.507% 2024[4,6]	21,798	21,771
Freddie Mac, Series 2014-HQ1, Class M-1, 1.807% 2024[4,6]	19,635	19,641
Freddie Mac, Series 2014-DN3, Class M-2, 2.557% 2024[4,6]	3,100	3,096
Freddie Mac, Series 2014-HQ1, Class M-2, 2.657% 2024[4,6]	11,100	10,943
Freddie Mac, Series 2014-HQ2, Class M-1, 1.604% 2024[4,6]	17,793	17,716
Freddie Mac, Series 2014-HQ2, Class M-2, 2.354% 2024[4,6]	21,320	20,651
Freddie Mac, Series 2014-HQ3, Class M-1, 1.82% 2024[4,6]	17,062	17,054
Freddie Mac, Series 2014-DN4, Class M-2, 2.57% 2024[4,6]	10,135	10,124
Freddie Mac, Series T-041, Class 3-A, 6.539% 2032[4,6]	1,934	2,207
Freddie Mac, Series 3061, Class PN, 5.50% 2035[6]	2,976	3,290
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[6]	3,343	3,143
American Balanced Fund — Page 19 of 27

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[6]	$4,786	$4,486
Freddie Mac, Series 3233, Class PA, 6.00% 2036[6]	8,558	9,599
Freddie Mac, Series 3272, Class PA, 6.00% 2037[6]	4,684	5,232
Freddie Mac, Series 3312, Class PA, 5.50% 2037[6]	6,125	6,751
Freddie Mac, Series 3318, Class JT, 5.50% 2037[6]	5,891	6,493
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.312% 2045[4,6]	12,431	12,449
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29% 2045[4,6]	8,000	8,236
Government National Mortgage Assn. 10.00% 2021[6]	140	162
Government National Mortgage Assn. 6.50% 2038[6]	6,867	7,858
Government National Mortgage Assn. 6.00% 2038[6]	14,207	15,966
Government National Mortgage Assn. 4.00% 2039[6]	1,654	1,776
Government National Mortgage Assn. 4.00% 2039[6]	2,607	2,799
Government National Mortgage Assn. 4.00% 2039[6]	2,637	2,832
Government National Mortgage Assn. 4.00% 2040[6]	4,505	4,841
Government National Mortgage Assn. 4.00% 2040[6]	1,888	2,030
Government National Mortgage Assn. 4.00% 2040[6]	17,378	18,897
Government National Mortgage Assn. 4.00% 2040[6]	4,000	4,348
Government National Mortgage Assn. 4.00% 2040[6]	3,938	4,233
Government National Mortgage Assn. 4.00% 2040[6]	2,590	2,783
Government National Mortgage Assn. 4.00% 2040[6]	13,699	14,710
Government National Mortgage Assn. 4.00% 2041[6]	31,554	33,918
Government National Mortgage Assn. 4.00% 2041[6]	4,352	4,675
Government National Mortgage Assn. 4.00% 2041[6]	2,428	2,608
Government National Mortgage Assn. 4.00% 2041[6]	554	595
Government National Mortgage Assn. 4.00% 2044[6]	218,853	234,855
Government National Mortgage Assn. 4.00% 2044[6]	20,674	22,205
Government National Mortgage Assn. 4.00% 2044[6]	170,730	183,447
Government National Mortgage Assn. 4.00% 2044[6]	110,081	118,233
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[4,6]	21,920	22,927
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 5.819% 2038[4,6]	2,428	2,549
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[6]	4,373	4,699
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[6]	38,708	41,325
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[6]	34,116	37,386
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A-4, 5.56% 2039[6]	11,683	12,389
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A-2, 3.645% 2044[3,6]	2,336	2,393
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A-1-A, 5.796% 2045[4,6]	3,025	3,291
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,6]	14,110	14,140
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[3,6]	4,000	4,054
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2014-INN, Class A, 1.074% 2029[3,4,6]	8,000	7,985
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[4,6]	6,626	6,626
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A-1-A, 5.471% 2043[4,6]	3,719	3,889
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-1-A, 5.811% 2043[4,6]	1,444	1,519
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[4,6]	5,063	5,311
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[4,6]	16,835	17,589
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3,6]	28,038	28,865
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[3,6]	11,962	12,282
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.092% 2047[4,6]	5,138	5,487
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[6]	5,741	6,144
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.703% 2049[4,6]	36,493	39,506
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[4,6]	32,990	35,444
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[6]	19,436	20,940
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[4,6]	11,131	12,150
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045[6]	30,357	31,965
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-3, 5.336% 2047[6]	9,891	10,513
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047[6]	10,596	11,011
American Balanced Fund — Page 20 of 27

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3,6]	$12,041	$13,496
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[4,6]	6,432	7,015
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[4,6]	8,933	9,302
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[6]	42,056	45,246
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[6]	28,167	30,171
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[4,6]	2,675	2,824
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[4,6]	24,060	26,127
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.163% 2045[4,6]	11,575	12,898
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.028% 2050[4,6]	8,000	8,606
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A-1-A, 6.062% 2046[4,6]	9,566	10,076
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[4,6]	10,000	10,921
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[3,6]	19,870	20,587
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[6]	20,685	21,994
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[6]	4,500	4,797
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.105% 2049[4,6]	23,511	25,597
National Australia Bank 2.00% 2017[3,6]	500	508
National Australia Bank 1.25% 2018[3,6]	14,120	13,947
National Australia Bank 2.00% 2019[3,6]	4,925	4,938
National Australia Bank 2.125% 2019[3,6]	11,000	11,037
National Bank of Canada 2.20% 2016[3,6]	600	614
Norddeutsche Landesbank 2.00% 2019[3,6]	5,400	5,443
Nordea Eiendomskreditt AS 2.125% 2017[3,6]	700	713
Northern Rock PLC 5.625% 2017[3,6]	2,025	2,224
Pepper Residential Securities Trust, Series 2013-1A, Class A-U2, 0.455% 2015[3,4,6]	25,000	25,028
Royal Bank of Canada 1.125% 2016[6]	1,000	1,005
Royal Bank of Canada 2.20% 2019[6]	37,700	38,018
Royal Bank of Canada 2.00% 2019[6]	3,550	3,587
Skandinaviska Enskilda 1.375% 2018[3,6]	950	943
Sparebank 1 Boligkreditt AS 2.625% 2017[3,6]	400	410
Sparebank 1 Boligkreditt AS 2.30% 2018[3,6]	750	770
Sparebank 1 Boligkreditt AS 1.25% 2019[3,6]	1,200	1,183
Sparebank 1 Boligkreditt AS 1.75% 2020[3,6]	3,950	3,871
Stadshypotek AB 1.875% 2019[3,6]	775	766
Swedbank AB 2.95% 2016[3,6]	300	308
Swedbank AB 2.125% 2016[3,6]	525	536
Swedbank AB 1.375% 2018[3,6]	925	917
Toronto-Dominion Bank 1.625% 2016[3,6]	400	405
Toronto-Dominion Bank 1.50% 2017[3,6]	65,000	65,541
UBS AG 1.875% 2015[3,6]	600	600
UBS AG 0.75% 2017[3,6]	925	924
UBS AG 2.25% 2017[3,6]	650	665
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[4,6]	35,152	36,660
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[6]	14,000	14,958
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[4,6]	3,851	4,084
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[6]	10,000	10,789
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.933% 2049[4,6]	31,635	34,010
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 5.941% 2051[4,6]	17,000	18,550
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 2.614% 2035[4,6]	9,745	9,817
Westpac Banking Corp. 1.375% 2015[3,6]	700	703
Westpac Banking Corp. 2.45% 2016[3,6]	575	590
Westpac Banking Corp. 1.25% 2017[3,6]	800	793
Westpac Banking Corp. 1.85% 2018[3,6]	8,300	8,308
Westpac Banking Corp. 2.00% 2019[3,6]	28,300	28,228
Westpac Banking Corp. 1.375% 2019[3,6]	3,325	3,283
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[3,4,6]	20,000	21,177
American Balanced Fund — Page 21 of 27

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
WFLD Mortgage Trust, Series 2014-MONT, Class B, 3.755% 2031[3,4,6]	$4,700	$4,898
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755% 2031[3,4,6]	2,650	2,696
		5,316,245
Federal agency bonds & notes 2.30%
CoBank, ACB 0.834% 2022[3,4]	16,135	15,127
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[6]	6,744	6,792
Fannie Mae 0.50% 2015	175,000	175,238
Fannie Mae 0.50% 2016	94,090	94,054
Fannie Mae 0.375% 2016	64,125	63,958
Fannie Mae 0.625% 2016	62,975	62,994
Fannie Mae 5.00% 2017	5,820	6,334
Fannie Mae 1.75% 2019	52,375	52,416
Fannie Mae 2.625% 2024	73,995	75,033
Fannie Mae 6.25% 2029	4,000	5,581
Fannie Mae, Series 2014-M2, Class A-S-Q2, multifamily 0.478% 2015[6]	8,517	8,517
Fannie Mae, Series 2014-M6, Class FA, multifamily 0.4588% 2017[4,6]	12,352	12,344
Fannie Mae, Series 2012-M8, multifamily 1.52% 2019[6]	16,665	16,689
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[6]	14,000	14,240
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[6]	21,843	21,846
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[4,6]	8,570	8,454
Fannie Mae, Series 2014-M1, multifamily 3.373% 2023[4,6]	24,550	25,759
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[4,6]	24,642	25,962
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[4,6]	30,325	32,385
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.477% 2024[4,6]	39,555	42,089
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[4,6]	26,055	26,955
Federal Farm Credit Banks 0.225% 2017[4]	23,143	23,147
Federal Farm Credit Banks 0.212% 2017[4]	31,250	31,259
Federal Home Loan Bank 0.375% 2016	21,230	21,209
Federal Home Loan Bank 2.125% 2016	61,140	62,489
Federal Home Loan Bank 0.50% 2016	35,895	35,819
Federal Home Loan Bank 0.625% 2016	10,040	10,017
Federal Home Loan Bank 1.875% 2020	25,660	25,669
Federal Home Loan Bank 3.375% 2023	16,840	18,083
Federal Home Loan Bank 5.50% 2036	600	821
Freddie Mac 1.75% 2015	22,425	22,653
Freddie Mac 0.50% 2016	114,105	114,080
Freddie Mac 2.50% 2016	83,400	85,695
Freddie Mac 0.875% 2016	50,000	50,201
Freddie Mac 0.75% 2018	200,400	197,915
Freddie Mac 2.375% 2022	27,000	27,373
Freddie Mac, Series K706, Class A2, multifamily 2.323% 2018[6]	1,050	1,072
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019[6]	20,000	19,857
Freddie Mac, Series KGRP, Class A, multifamily 0.536% 2020[4,6]	12,924	12,972
Freddie Mac, Series KF02, Class A3, multifamily 0.80% 2020[4,6]	2,686	2,695
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020[6]	2,050	2,119
Freddie Mac, Series K714, Class A2, multifamily 3.034% 2020[4,6]	15,500	16,212
Freddie Mac, Series K716, Class A2, multifamily 3.132% 2021[6]	11,960	12,510
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 2022[6]	5,398	5,362
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[6]	16,000	15,905
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[6]	16,555	16,529
Freddie Mac, Series K031, Class A1, multifamily 2.778% 2022[6]	1,080	1,117
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[6]	15,904	16,089
Freddie Mac, Series K029, Class A1, multifamily 2.839% 2022[6]	961	996
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[6]	1,075	1,077
American Balanced Fund — Page 22 of 27

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K027, Class A2, multifamily 2.637% 2023[6]	$14,500	$14,587
Freddie Mac, Series K034, Class A1, multifamily 2.669% 2023[6]	17,033	17,485
Freddie Mac, Series K036, Class A1, multifamily 2.777% 2023[6]	6,774	6,984
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[4,6]	16,500	17,636
Freddie Mac, Series K040, Class A2, multifamily 3.241% 2024[6]	13,416	14,030
Freddie Mac, Series K041, Class A-2, multifamily 3.171% 2024[6]	34,720	36,096
Private Export Funding Corp. 2.80% 2022	3,125	3,183
Private Export Funding Corp. 3.55% 2024	25,897	27,654
Tennessee Valley Authority, Series A, 3.875% 2021	5,000	5,496
Tennessee Valley Authority 1.875% 2022	1,650	1,588
Tennessee Valley Authority, Series B, 3.50% 2042	14,750	14,667
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	5,800	5,974
United States Agency for International Development, Ukraine, 1.844% 2019	8,665	8,742
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 0% 2016	866	873
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 2029[6]	829	870
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 2032[6]	4,262	4,577
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[6]	3,929	3,919
		1,833,152
Asset-backed obligations 1.20%
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[3,6]	16,535	16,998
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[3,6]	18,500	18,436
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[6]	21,410	21,381
Ally Master Owner Trust, Series 2014-1, Class A1, 0.624% 2019[4,6]	6,985	6,981
Ally Master Owner Trust, Series 2014-1, Class A2, 1.29% 2019[6]	7,675	7,661
Ally Master Owner Trust, Series 2014-4, Class A1, 0.554% 2019[4,6]	10,000	9,985
Ally Master Owner Trust, Series 2014-5, Class A2, 1.60% 2019[6]	11,800	11,778
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[6]	28,610	28,570
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class C-2, 2.67% 2015[6]	3,600	3,645
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A-3, 1.15% 2017[6]	6,300	6,262
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[6]	14,450	14,446
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class C, 1.93% 2018[6]	710	715
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[6]	12,300	12,261
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A-2, 3.77% 2031[6]	1,310	1,411
ARI Fleet Lease Trust, Series 2014-A, Class A-2, 0.81% 2022[3,6]	2,625	2,618
BA Credit Card Trust, Series 2014-A1, Class A, 0.534% 2021[4,6]	11,535	11,516
Bank of the West Auto Trust, Series 2014-1, Class A-2, 0.69% 2017[3,6]	14,000	14,001
Bank of the West Auto Trust, Series 2014-1, Class A-3, 1.09% 2019[3,6]	5,580	5,581
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[6]	15,110	15,136
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.131% 2021[2,3,4,6]	12,145	12,142
CarMaxAuto Owner Trust, Series 2014-1, Class A-2, 0.47% 2017[6]	6,558	6,557
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[6]	16,285	16,238
CarMaxAuto Owner Trust, Series 2014-3, Class A-3, 1.16% 2019[6]	8,475	8,450
CarMaxAuto Owner Trust, Series 2014-4, Class A-3, 1.25% 2019[6]	12,600	12,576
Chase Issuance Trust, Series 2014-A7, Class A, 1.38% 2019[6]	22,000	22,004
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.579% 2026[3,4,6]	17,095	17,099
Chrysler Capital Auto Receivables Trust, Series 2014-A-A, Class A-3, 0.83% 2018[3,6]	6,225	6,212
Chrysler Capital Auto Receivables Trust, Series 2014-A-A, Class A-4, 1.31% 2019[3,6]	4,150	4,138
Citibank Credit Card Issuance Trust, Series 2014-A-2, Class A-2, 1.02% 2019[6]	16,380	16,322
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 2019[6]	22,725	22,853
CWABS, Inc., Series 2004-BC1, Class M-1, 0.905% 2034[4,6]	2,581	2,481
Dell Equipment Finance Trust, Series 2014-1, Class A2, 0.64% 2016[3,6]	10,000	10,000
American Balanced Fund — Page 23 of 27

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[6]	$20,680	$20,784
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[3,6]	11,855	11,849
Enterprise Fleet Financing LLC, Series 2014-1, Class A3, 1.38% 2019[3,6]	5,000	5,004
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[3,6]	26,765	26,745
Fifth Third Auto Trust, Series 2014-1, Class A3, 0.68% 2018[6]	9,300	9,289
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[6]	7,555	7,530
Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.89% 2017[6]	18,720	18,678
Ford Credit Auto Owner Trust, Series 2014-A-A3, 0.79% 2018[6]	11,225	11,213
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[6]	24,780	24,758
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[3,6]	4,250	4,278
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[3,6]	33,900	34,067
Henderson Receivables LLC, Series 2014-2A, Class A, 3.61% 2073[3,6]	7,477	7,591
Henderson Receivables LLC, Series 2014-3A, Class A, 3.50% 2077[3,6]	2,997	3,012
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.554% 2028[3,4,6]	19,135	19,138
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3,6]	16,000	15,995
Hilton Grand Vacation Trust, Series 2014-AA, Class A, 1.77% 2026[3,6]	4,881	4,835
Honda Auto Receivables Owner Trust, Series 2014-3, Class A-3, 0.88% 2017[6]	13,315	13,274
Honda Auto Receivables Owner Trust, Series 2014-1, Class A-3, 0.67% 2017[6]	33,265	33,194
Honda Auto Receivables Owner Trust, Series 2014-4, Class A-3, 0.99% 2018[6]	11,560	11,535
Honda Auto Receivables Owner Trust, Series 2014-1, Class A-4, 1.04% 2020[6]	30,000	29,880
Hyundai Auto Receivables Trust, Series 2014-A, Class A2, 0.46% 2017[6]	7,242	7,240
Hyundai Auto Receivables Trust, Series 2013-B, Class A4, 1.01% 2019[6]	10,500	10,510
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[6]	12,750	12,720
Mississippi Higher Education Assistance Corp., Series 2014-1, Class A1, 0.835% 2035[4,6]	5,573	5,564
Navient Student Loan Trust, Series 2014-AA, Class A-1, 0.641% 2022[3,4,6]	5,109	5,114
New Residential Advance Receivables Trust, Series 2014-T-2, Class A-2, 2.377% 2047[3,6]	12,755	12,772
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[4,6]	584	611
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033[6]	1,202	1,256
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033[6]	857	878
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[6]	1,665	1,684
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2016[6]	3,690	3,741
Santander Drive Auto Receivables Trust, Series 2011-1, Class D, 4.01% 2017[6]	3,475	3,533
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2017[6]	9,489	9,541
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2016[6]	2,335	2,351
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-2, 0.72% 2018[6]	10,000	9,997
Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.01% 2018[6]	1,230	1,248
Santander Drive Auto Receivables Trust, Series 2014-3, Class A3, 0.81% 2018[6]	15,000	14,969
Santander Drive Auto Receivables Trust, Series 2014-4, Class A3, 1.08% 2018[6]	12,975	12,963
Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.59% 2018[6]	8,155	8,175
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[6]	15,175	15,157
Santander Drive Auto Receivables Trust, Series 2013-A, Class C, 3.12% 2019[3,6]	1,040	1,066
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[6]	1,275	1,313
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[6]	11,496	11,571
SLM Private Credit Student Loan Trust, Series 2014-A, Class A-1, 0.755% 2022[3,4,6]	3,995	4,005
South Carolina Student Loan Corp., Series 2014-1, Class A1, 0.918% 2030[4,6]	4,550	4,557
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1.168% 2033[4,6]	7,000	6,983
South Carolina Student Loan Corp., Series 2014-1, Class B, 1.668% 2035[4,6]	3,350	3,176
SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.70% 2023[3,6]	7,762	7,762
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[6]	7,850	7,835
Trade Maps Ltd., 2013-1-A-A, 0.854% 2018[3,4,6]	11,320	11,340
Trade Maps Ltd., 2013-1-A-B, 1.404% 2018[3,4,6]	2,220	2,220
USAA Auto Owner Trust, Series 2014-1, Class A-3, 0.58% 2017[6]	7,500	7,491
Utility Debt Securitization Auth., Series 2013-T, 2.042% 2021[6]	3,510	3,534
Utility Debt Securitization Auth., Series 2013-T, 3.435% 2025[6]	2,625	2,746
Volkswagen Auto Lease Trust, Series 2014-A, Class A-3, 0.80% 2017[6]	2,815	2,808
American Balanced Fund — Page 24 of 27

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[6]	$37,000	$36,817
World Financial Network Credit Card Master Note Trust, Series 2014-A, Class A, 0.534% 2019[4,6]	8,225	8,230
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[6]	8,990	8,947
		951,528
Bonds & notes of governments & government agencies outside the U.S. 0.30%
Caisse d’Amortissement de la Dette Sociale 1.125% 2017[3]	9,205	9,246
Caisse d’Amortissement de la Dette Sociale 3.375% 2024[3]	10,000	10,707
Colombia (Republic of) Global 5.625% 2044	16,700	18,871
Europe Government Agency-Guaranteed, Dexia Credit Local 1.25% 2016[3]	2,300	2,311
FMS Wertmanagement 1.625% 2018	5,000	5,016
Instituto de Credito Oficial 1.125% 2016[3]	9,000	9,010
Inter-American Development Bank 4.375% 2044	6,500	7,975
International Bank for Reconstruction and Development 8.25% 2016	1,050	1,177
Israeli Government 3.15% 2023	35,000	35,784
Japan Finance Organization for Municipalities 2.125% 2019[3]	10,000	10,063
Landwirtschaftliche Rentenbank 1.75% 2019	8,880	8,913
Province of Manitoba 3.05% 2024	7,450	7,709
Spanish Government 4.00% 2018[3]	81,950	86,343
Swedish Export Credit Corp. 2.875% 2023[3]	3,000	2,972
United Mexican States Government Global 3.60% 2025	10,000	10,015
United Mexican States Government Global 5.55% 2045	13,000	15,145
		241,257
Municipals 0.14%
State of California, Los Angeles Community College Dist. (County of Los Angeles), G.O. Build America Bonds, 2008 Election, Series 2010-E, 6.60% 2042	15,000	21,319
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Rev. Ref. Bonds, Series 2013-B-2, 4.00% 2032	1,925	2,090
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.107% 2018	12,400	12,505
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	15,000	15,263
State of Illinois, Housing Dev. Auth., Housing Rev. Bonds, Series 2013-A, 2.45% 2043[6]	1,326	1,275
State of Massachusetts, Housing Fin. Agcy., Single-family Housing Rev. Bonds, Series 167, 4.00% 2043	685	744
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-C, AMT, 4.00% 2045	10,000	10,862
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	420	435
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	545	569
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	15,250	14,910
State of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2002-D, Assured Guaranty Municipal insured, 5.00% 2032	2,970	2,970
State of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2007-N, Assured Guaranty insured 5.25% 2036	2,700	2,763
State of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2007-N, Assured Guaranty insured, 5.25% 2034	1,140	1,172
State of South Carolina, Housing Fin. Auth., Mortgage Rev. Ref. Bonds, AMT, 4.0% 2041	4,490	4,887
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2013-E, AMT, 4.00% 2044	820	866
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	1,750	1,833
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	990	1,048
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	14,500	14,442
		109,953
American Balanced Fund — Page 25 of 27

Bonds, notes & other debt instruments Miscellaneous 0.05%	Principal amount (000)	Value (000)
Other bonds, notes & other debt instruments in initial period of acquisition		$39,507
Total bonds, notes & other debt instruments (cost: $21,574,677,000)		22,164,273
Short-term securities 5.97%
Abbott Laboratories 0.11% due 2/26/2015[3]	$ 9,950	9,948
Apple Inc. 0.13% due 1/13/2015[3]	35,000	34,999
CAFCO, LLC 0.22% due 5/1/2015	7,900	7,894
Caterpillar Inc. 0.09% due 1/6/2015	62,100	62,099
Chariot Funding, LLC 0.25%–0.27% due 5/21/2015–8/26/2015[3]	120,600	120,428
Chevron Corp. 0.08%–0.14% due 1/9/2015–4/10/2015[3]	145,200	145,170
Ciesco LLC 0.17% due 3/3/2015	20,000	19,994
Citicorp 0.20% due 3/17/2015	25,000	24,990
Coca-Cola Co. 0.13%–0.19% due 1/8/2015–4/23/2015[3]	162,100	162,069
Emerson Electric Co. 0.10%–0.11% due 1/28/2015–2/25/2015[3]	42,600	42,594
Fannie Mae 0.06%–0.16% due 1/7/2015–10/1/2015	1,172,994	1,172,609
Federal Farm Credit Banks 0.10%–0.15% due 1/5/2015–7/29/2015	175,000	174,911
Federal Home Loan Bank 0.07%–0.17% due 1/14/2015–11/4/2015	1,491,397	1,491,012
Freddie Mac 0.07%–0.17% due 1/12/2015–8/18/2015	698,400	698,185
General Electric Capital Corp. 0.19%–0.20% due 5/5/2015–5/13/2015	120,000	119,923
Google Inc. 0.09%–0.11% due 1/14/2015–3/4/2015[3]	77,200	77,190
John Deere Capital Corp. 0.12% due 2/13/2015[3]	55,000	54,990
John Deere Financial Ltd. 0.10% due 1/12/2015[3]	11,700	11,699
JPMorgan Chase & Co. 0.25% due 3/11/2015[3]	25,000	24,991
Jupiter Securitization Co., LLC 0.21% due 5/5/2015[3]	25,000	24,980
National Rural Utilities Cooperative Finance Corp. 0.13% due 2/6/2015	38,100	38,094
Paccar Financial Corp. 0.11% due 1/22/2015	30,000	29,997
Private Export Funding Corp. 0.13% due 2/12/2015[3]	40,000	39,994
Procter & Gamble Co. 0.08%–0.15% due 1/5/2015–2/9/2015[3]	140,000	139,995
Regents of the University of California 0.14% due 1/14/2015	22,480	22,479
Wal-Mart Stores, Inc. 0.07% due 1/13/2015[3]	5,800	5,800
Total short-term securities (cost: $4,756,675,000)		4,757,034
Total investment securities 100.69% (cost: $58,931,867,000)		80,216,729
Other assets less liabilities (0.69)%		(553,050)
Net assets 100.00%		$79,663,679
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,785,370,000, which represented 2.24% of the net assets of the fund. This amount includes $1,773,228,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,055,295,000, which represented 3.84% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,506,000, which represented .01% of the net assets of the fund.
[8]	A portion or all of the security purchased on a TBA basis.

American Balanced Fund — Page 26 of 27

Key to abbreviations
ADR = American Depository Receipts
TBA = To be announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-011-0215O-S42205	American Balanced Fund — Page 27 of 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary schedule of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 10, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended December 31, 2014, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the American Balanced Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Balanced Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 27, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 27, 2015